     As filed with the Securities and Exchange Commission on
                         October 5, 2001

                                           File Nos.  333-_______
                                                        811-07732

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-2
                (Check appropriate box or boxes)

 X    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
_____
_____    Pre-Effective Amendment No. ________

_____    Post-Effective Amendment No. ________

                             and/or

_____     REGISTRATION STATEMENT UNDER THE INVESTMENT
                     COMPANY ACT OF 1940

  X      Amendment No. 3
_____

         Alliance World Dollar Government Fund II, Inc.
-----------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
-----------------------------------------------------------------
            (Address of Principal Executive Offices)

                         (212) 969-1000
-----------------------------------------------------------------
                 (Registrant's Telephone Number)

                      EDMUND P. BERGAN, JR.
             Alliance Capital Management Corporation
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and Address of Agent for Service)

                  Copies of Communications to:
                      Patricia A. Poglinco
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration
Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

     X when declared effective pursuant to section 8(c)
    __ immediately upon filing pursuant to paragraph (b)
    __ on (date) pursuant to paragraph (b)
    __ 60 days after filing pursuant to paragraph (a)__ on (date) pursuant to paragraph (a)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                    PROPOSED      PROPOSED
                                    MAXIMUM       MAXIMUM
                     AMOUNT         OFFERING      AGGREGATE      AMOUNT OF
TITLE OF SECURITIES  BEING          PRICE PER     OFFERING       REGISTRATION
BEING REGISTERED     REGISTERED(1)  UNIT(2)       PRICE(2)       FEE

Common Stock,
 $.01 par value        24,328,240   $9.645     $234,645,874.80     $58,661.46

(1) Includes 4,865,648 shares subject to oversubscription privilege.
(2) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933, as amended, on the basis of a market price per share on October 3, 2001.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.

PROSPECTUS

         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                19,462,592 SHARES OF COMMON STOCK
                ISSUABLE UPON EXERCISE OF RIGHTS
                     TO SUBSCRIBE FOR SHARES
                         _______________

         Alliance World Dollar Government Fund II, Inc., a Maryland corporation (the "Fund"), is issuing to its stockholders rights to purchase additional shares. You will receive one right for each share of common stock you own on the record date, which is November ___, 2001. You need four rights to purchase one share at the subscription price per share. Record date stockholders who receive less than four rights, however, will be entitled to purchase one share. If you exercise all your rights you will be entitled to subscribe for additional shares not acquired by other stockholders. The Fund may increase the number of shares subject to subscription by up to 25% of the shares available pursuant to the offer, or 4,865,648 shares, for an aggregate total of 24,328,240 shares. The rights are not transferable; you may not purchase or sell them and they will not trade on the New York Stock Exchange (the "NYSE") or any other exchange. The shares to be issued pursuant to the rights will trade on the NYSE under the symbol "AWF."

         The subscription price per share will be [____]% of the lower of:

         (1) the average of the last reported sales price of a share on the NYSE on the expiration date of the offer and on the previous four business days, and

         (2) the net asset value ("NAV") per share as of the close of business on the expiration date of the offer.

         You will not know the actual subscription price at the time you exercise your rights. Once you subscribe for shares and the Fund receives payment or a guarantee of payment, you will not be able to change your decision.

         THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON DECEMBER     , 2001, UNLESS EXTENDED TO NOT LATER THAN
DECEMBER     , 2001.

         The Fund is a non-diversified, closed-end management investment company whose primary investment objective is to seek high current income. Its secondary investment objective is capital appreciation. The Fund invests primarily in U.S. dollar-denominated sovereign debt obligations of emerging market countries and in high yielding, high risk U.S. corporate fixed income securities.

         Substantially all of the Fund's investments will be in high yield, high risk debt securities that are low-rated (i.e., below investment grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE __ OR PAGE
__ OF THIS PROSPECTUS. The Fund may utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls and through borrowing. SEE "INVESTMENT OBJECTIVES AND POLICIES - REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS" AND "-
- BORROWING".

         If you do not exercise your rights, you will, upon the completion of the offer, own a smaller proportional interest in the Fund than you do now. Because the subscription price per share will be less than the NAV on the expiration date and because the Fund will incur expenses related to the offering, record date stockholders will also experience an immediate dilution, which could be substantial, of the aggregate NAV of their shares. This dilution will disproportionately affect record date stockholders who do not exercise their rights in full. In addition, there also may be substantial additional dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the offer expires, how many rights will be exercised or the exact expenses of the offer.

                      ---------------------

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
     SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE
   SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR
          COMPLETE.  ANY REPRESENTATION TO THE CONTRARY
                     IS A CRIMINAL OFFENSE.

                     Estimated                   Estimated
                     Subscription  Estimated     Proceeds to
                     Price (1)     Sales Load(2) the Fund (3)(4)
                     -----------   ------------  ---------------

Per Share..........  $[__________] $[__________] $[__________]
Total Maximum(5)...  $[__________] $[__________] $[__________]

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be retained for future reference. A
statement of additional information dated November      , 2001
(the "Statement of Additional Information") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and legally forms a part of this Prospectus. The table of contents of the Statement of Additional
Information appears on page [     ] of this Prospectus.  You may
obtain a copy of the Statement of Additional Information without charge by contacting Georgeson Shareholder Communications, Inc., the Fund's information agent for the offer. You can also view the Prospectus and Statement of Additional Information as filed on the SEC's World Wide Web site on the Internet at http://www.sec.gov.

         If you have questions or need further information about the offer, please call the information agent collect at [_____________________] (for banks and brokers) and toll free at [_____________________] (for all others).

                        [DEALER MANAGER]

The date of this Prospectus is November      , 2001.

(1) Estimated on the basis of [____]% of the lower of the average of the last reported sales price of a share on the NYSE on _____________, 2001 and on the previous four business days and the NAV per share as of _____________, 2001. Actual amounts may vary due to rounding.

(2)      In connection with the offer, the Fund will pay [     ],
         the dealer manager for the offer, a fee for its financial advisory services and marketing assistance equal to [____]% of the subscription price per share. The Fund will also pay broker-dealers, including [
         ], fees for their soliciting efforts equal to [____]% of the subscription price per share. The Fund has agreed to indemnify [_____________________________] against certain liabilities, including liabilities under the Securities Act.

(3)      Before deduction of offering expenses incurred by the
         Fund, estimated at $[__________] including an aggregate
         of up to $[__________] to be paid to [       ] as
         partial reimbursement for its expenses.

(4) Funds received by check prior to the final due date of this offer will be deposited into a segregated interest-bearing account pending allocation and distribution of shares. Interest on subscription moneys will be paid to the Fund regardless of whether shares are issued by the Fund.

(5) Assumes all rights are exercised at the estimated subscription price. The Fund may increase the number of shares subject to subscription by up to 25% of the shares offered. If the Fund increases the number of shares subject to subscription by 25%, the aggregate maximum estimated subscription price, estimated sales load and estimated proceeds will be $[__________], $[__________] and $[__________], respectively.

                         _______________

                       PROSPECTUS SUMMARY

         You should read the entire Prospectus, including the Statement of Additional Information which legally forms part of this Prospectus, before you decide whether to exercise your rights.

PURPOSES OF THE OFFER

         The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its existing stockholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities. In reaching its decision, the Board of Directors was advised by Alliance Capital Management L.P., the Fund's investment adviser, referred to in this Prospectus as Alliance, or the Adviser, that the availability of new capital would permit the Fund to take advantage of investment opportunities without being required to sell current portfolio positions that it desires to retain. The Board of Directors also took into account that a well-subscribed rights offering would likely slightly reduce the Fund's expense ratio, which would be of long-term benefit to stockholders. In addition, the Board of Directors considered that this rights offering could result in an improvement in the liquidity of the trading market for the Fund's shares on the NYSE. The Board also considered that this rights offering would give record date stockholders the opportunity to purchase shares at a price below the then current market price per share and NAV, and might increase the level of market interest in the Fund. The Board also considered, among other things, the proposed terms of the offer, the expenses of the offer, and its dilutive effect on exercising and non-exercising record date stockholders.

         There can be no assurance that the offer will be successful or that by increasing the size of the Fund, its expense ratio will be lowered.

         Alliance, as the Adviser and the Administrator, will benefit from the offer because it receives fees based on the net assets of the Fund, which will increase as a result of the offer. In addition, [________________] will receive a dealer manager fee and soliciting dealer fees as described below and other brokers and dealers will also receive soliciting dealer fees.

         The Fund may choose to make additional rights offerings in the future for a number of shares and on terms which may or may not be similar to this offer.

IMPORTANT TERMS OF THE OFFER

Total number of shares available
for primary subscription:...................19,462,592

Total number of shares available to
cover over-subscription requests:...........4,865,648

Number of rights you will receive
for each outstanding share you
own on the record date:.....................One right for every one share

Number of shares you may purchase
with your rights at the subscription
price per share:............................One share for every four rights.  Record
                                            date stockholders who
                                            receive less than
                                            four rights will be
                                            entitled to purchase
                                            one share

Subscription price:.........................[___%] of the lower of (1) the average of
                                            the last reported
                                            sales price per share
                                            on the NYSE on the
                                            expiration date and
                                            on the preceding four
                                            business days and (2)
                                            the NAV per share on
                                            the expiration date

HOW TO EXERCISE RIGHTS

         To exercise your rights, please follow the following instructions:

         -- If you do not own your shares through a broker, bank or other nominee, you should have received a subscription certificate. The subscription certificate elicits the necessary information to
              enable you to exercise your rights.   Please
              complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to [____________________], the subscription agent for the offer, at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by the expiration date,
              which is December     , 2001 (unless extended).
              You should calculate the total payment on the basis of an estimated subscription price of $[_________] per share. If you do not own your shares through a broker, bank or other nominee and have not received a subscription certificate, please contact Georgeson Shareholder Communications, the information agent for the offer, collect at ____________________ (for banks and brokers) and toll free at ____________________ (for all others).

         -- If you own your shares through a broker or other nominee, please contact your broker, banker or trust company. It can arrange to exercise rights on your behalf and to guarantee payment and delivery of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the expiration date. A fee may be charged for this service. The notice of guaranteed delivery must be received on or before the expiration date, which is
              December     , 2001 (unless extended).

IMPORTANT DATES TO REMEMBER

         Please note that the dates in the table below may change if the offer is extended.

EVENT                                            DATE
----------------------------------------------------------------
Record date......................................[________]
Subscription period..............................[________]
Payment for shares or notice of guaranteed
  delivery due...................................[________]
Expiration and pricing date......................[________]
Payment for guarantees of delivery due...........[________]
Confirmation to participants.....................[________]
Final payment for shares.........................[________]

OVER-SUBSCRIPTION PRIVILEGE

         If you exercise all your rights, you may subscribe for shares which were not subscribed for by other stockholders. If sufficient shares are not available to honor all requests for over-subscriptions, the Fund may increase the number of shares available for subscription by up to 25% of the shares available pursuant to the offer, or 4,865,648 shares, in order to satisfy these over-subscription requests. Available shares will be allocated ratably among those who over-subscribe based on the number of rights originally issued to them.

RIGHTS MAY NOT BE PURCHASED OR SOLD

         You may not purchase or sell the rights and they will not trade on any exchange. If you do not exercise your rights before the conclusion of the rights offer, your rights will expire without value.

RESTRICTIONS ON FOREIGN STOCKHOLDERS

         The Fund will not mail subscription certificates to stockholders whose record addresses are outside the United States. [_______] will hold the rights to which subscription certificates relate for foreign stockholder accounts until instructions are received to exercise the rights. If no instructions are received prior to the expiration date, these rights will expire.

FURTHER INFORMATION

         If you have any questions or inquiries relating to the offer, please contact the information agent at:

         GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
         Wall Street Plaza
         New York, New York 10005
         Banks and Brokers Call Collect: ____________________
         All Others Call Toll Free: ____________________

OFFERING FEES AND EXPENSES

         [__________] will act as the dealer manager for the offer. The Fund will pay [____________] a fee for its financial advisory services and marketing assistance equal to [_____%] of the subscription price per share. The Fund will also pay broker-dealers, including [____________], fees for their soliciting efforts equal to [_____%] of the subscription price per share. Other offering expenses incurred by the Fund are estimated at $[_________] which includes up to $[_______________] that may be paid to [____________] as partial reimbursement for its expenses relating to the offer.

USE OF PROCEEDS

         We estimate the net proceeds of the offer to be approximately $[__________]. If the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests, the additional net proceeds will be approximately $[__________].

         The Fund's investment adviser anticipates that it will take up to three months for the Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions.

INFORMATION REGARDING THE FUND

         The Fund has been engaged in business as a non-diversified, closed-end management investment company since
July 27, 1993. The Fund's primary investment objective is to seek high current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Fund will normally invest at least 80% of its total assets in U.S. dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). The balance of the Fund's investment portfolio, up to 20% of its total assets, may be invested in high yielding, high risk U.S. corporate fixed income securities.

         There can be no assurance that the Fund will achieve its investment objective. The shares are listed and traded on the New York Stock Exchange under the symbol "AWF." As of
September 30, 2001, the net assets were approximately $[_______] million.

INVESTMENT ADVISER AND ADMINISTRATOR

         The Fund's investment adviser is Alliance Capital Management L.P. ("Alliance" or the "Adviser"), located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser also acts as the Fund's administrator (the "Administrator").

ADVISORY AND ADMINISTRATION FEES

         The Fund pays the Adviser aggregate annual fees for investment advice equal to 1.00% of its average weekly net assets. The Fund also pays the Administrator aggregate annual fees for administrative services equal to .15% of its average weekly net assets.

         Since Alliance as the Adviser and Administrator receives fees based on the Fund's net assets, it will benefit from the increase in assets that will result from the offer.

DISTRIBUTIONS

         The Fund intends to distribute monthly its net investment income. Net short-term capital gains and long-term capital gains, if any, will normally be distributed to stockholders at least annually.

RISK FACTORS AND SPECIAL CONSIDERATIONS

         You should consider the following factors, as well as other information in this Prospectus, before making an investment in the Fund under this offer.

YOU WILL INCUR IMMEDIATE DILUTION AS A RESULT OF THIS OFFER, WHICH DILUTION COULD BE SUBSTANTIAL. If you do not exercise all your rights, after the offer you will own a smaller proportional interest in the Fund. If the Fund increases the number of shares subject to subscription to satisfy oversubscriptions, you will own a smaller proportional interest in the Fund even if you exercise all of your rights. In addition, whether or not you exercise your rights, the NAV per share of your shares will be reduced as a result of the offer because:

         -- the shares offered will be sold at less than their then current NAV

         --   you will indirectly bear the expenses of the offer

         -- the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the net assets

         You will incur a greater dilution in NAV per share if you do not exercise your rights than if you do.

PRINCIPAL INVESTMENT RISKS. In this summary, we describe the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time. This Prospectus has additional descriptions of investments that appear in bold types in the discussions under "Investment Objectives and Policies" or "Risk Factors and Special Considerations." These sections also include more information about the Fund, its investments and related risks.

    Other important things for you to note:

         --   You may lose money by investing in the Fund.

         -- An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, leveraging risk derivatives risk, foreign risk, emerging market risk, currency risk, liquidity risk and management risk. Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a derivatives contract will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Because the Fund invests in lower-rated securities, it has significantly more credit risk than other types of bond funds. The Fund is also subject to market risk which is the risk that the value of the Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Because the Fund uses derivative strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market declines.

         The Fund's investments in foreign securities have foreign risk, which is the risk that investments in issuers located in foreign countries may have greater price volatility and less liquidity. Foreign risk includes currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies could negatively affect the value of the Fund's investments. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially
from returns in the U.S. bond markets generally.   Your
investment also has the risk that market changes or other factors affecting emerging markets or developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's NAV.

         Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The Fund is subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk.

         The Fund is subject to management risk because it is an actively managed investment Fund. There can be no guarantee that the Adviser's investment decisions will produce desired results.

         Additionally, the Fund is "non-diversified" which means that it invests in a smaller number of securities than many other funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

         The Fund's shares recently have traded at a discount to NAV. Shares of closed-end management investment companies frequently trade at a discount from their NAV (the market price per share is less than the NAV per share). This characteristic is a risk separate and distinct from the risk that the Fund's NAV will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict whether its shares will trade at, above or below NAV in the future.

         There is no guarantee that the Fund will be able to maintain its current level of dividends and distributions.

                       EXPENSE INFORMATION

         The following table sets forth certain fees and expenses of the Fund.

STOCKHOLDER TRANSACTION EXPENSES
Sales load (as a percentage of the
subscription price per share) (1)................[_________]%

ANNUAL EXPENSES (as a percentage of net assets)
 ATTRIBUTABLE TO COMMON SHARES
 Management fees.................................[_________]%
 Administration fees.............................[_________]%
 Other expenses..................................[_________]%
TOTAL ANNUAL EXPENSES (2)........................[_________]%

EXAMPLE                 1 Year    3 Years   5 Years  10 Years
----------------------------------------------------------------
You would pay the
following expenses on
a $1,000 investment
assuming a 5% annual
return (3)..............$[______] $[______] $[______]   $[______]

----------------------
(1) The Fund will pay [_________________] a fee for financial advisory services and marketing assistance equal to [_____%] of the subscription price per share. The Fund will also pay
    broker-dealers, including [                ], fees for their
    soliciting efforts equal to [_____%] of the subscription price per share. Since these fees will be paid by the Fund, you will indirectly bear this fee as a stockholder of the Fund, even if you do not exercise your rights.

(2) Based upon estimated amounts for the current fiscal year and on the net assets of the Fund after giving effect to the anticipated net proceeds of the offer, including proceeds from the issuance of up to 25% of the shares under the over-subscription privilege. This figure includes expenses of the Fund incurred in connection with the offer, estimated at $[_______].

(3) The Example reflects the sales load and other expenses of the Fund incurred in connection with the offer and assumes that all of the rights are exercised and that all dividends and distributions are reinvested.

         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and other distributions at NAV, payment of a [___]% sales load and annual expense ratio of [___]%. The table above and the assumption in the Example of a 5% annual return are required by SEC regulations applicable to all management investment companies. Your annual return may be more or less than the 5% used in this Example. In addition, while the Example assumes reinvestment of all dividends and other distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV.

         THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR
LESS THAN THOSE SHOWN.

                      FINANCIAL HIGHLIGHTS

         The following table describes selected financial data for a share of common stock outstanding throughout each period presented. The per share operating performance and ratios for each of the periods, have been derived from financial statements audited by Ernst & Young LLP, the Fund's independent auditors, as stated in their report, which legally forms a part of the Statement of Additional Information. The following information should be read in conjunction with the financial statements and notes, which legally forms a part of the Prospectus and are included in the Fund's March 31, 2001 Annual Report which is available without charge by calling the Fund at (212) 969-2232 or by contacting the Fund at 1345 Avenue of the Americas, New York, New York 10105.

[To be filed by subsequent amendment]



         Set forth below is information with respect to the common stock as of October 31, 2001:

_______________________________________________________________
   (1)             (2)            (3)                 (4)
                                                     AMOUNT
                                                   OUTSTANDING
                             AMOUNT HELD BY       EXCLUSIVE OF
TITLE OF          AMOUNT     FUND OR FOR ITS      AMOUNT SHOWN
  CLASS         AUTHORIZED       ACCOUNT            UNDER (3)
________________________________________________________________

Common Stock,    100,000,000*     0 Shares      77,850,368 Shares
                 Shares

*As discussed under "Common Stock," at a Special Meeting to be held on November 7, 2001, the Fund's stockholders will consider a proposal to amend the Fund's charter to increase the number of authorized shares of Common Stock to 300,000,000 shares.

                   TRADING AND NAV INFORMATION

         The Fund's shares have traded at times at a discount and at times at a premium to NAV. The Fund's shares recently have been trading at a discount to NAV. As discussed below, shares of closed-end investment companies frequently trade at a discount from NAV.

         The outstanding shares are listed and traded on the NYSE. The following table sets forth for the quarters indicated the high and low sales prices on the NYSE per share of common stock and the NAV and the premium or discount from NAV at which the common stock was trading, expressed as a percentage of NAV, at each of the high and low sales prices provided.


                                                            Premium/Discount
                           Market Price(1)       NAV         as % of NAV(2)
                           ______________        ___        ________________
   Quarter Ended           High     Low      High     Low      High     Low
_____________________________________________________________________________

June 30, 1999.............10.5625   9.3125    9.34    7.83     13.09%   18.93%
September 30, 1999.........9.9375   8.8125    9.11    8.45      9.08%    4.29%
December 31, 1999..........9.0625   8.25     10.25    8.61    -11.59    -4.18%
March 31, 2000.............9.1875   8.5625   11.15    9.95    -17.60   -13.94%
June 30, 2000..............9.50     8.375    10.79    9.60    -11.96%  -12.76%
September 30, 2000.........9.75     8.875    11.05   10.34    -11.76   -14.17%
December 31, 2000..........9.0625   8.1875   10.63    9.90    -14.75   -17.30%
March 31, 2001.............9.60     8.8125   11.15   10.16    -13.90%  -13.26%
June 30, 2001.............10.96     8.81     11.09    9.73     -1.17%   -9.46%
September 30, 2001........
Through
November __, 2001.........

(1) As reported by the NYSE.

(2) Based on the Fund's computations.

         The Fund's NAV at the close of business on _________, 2001 (the last trading date on which the Fund publicly reported its NAV prior to the announcement of the offer) and on November __, 2001 (the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus) was $[_____] and $[_____], respectively. The last reported sales price of the Fund's shares on the NYSE on those dates was $[______] and $[______], respectively.

                            THE FUND

         The Fund is a non-diversified, closed-end management company. Its shares are traded on the NYSE under the symbol
"AWF".

         The Fund was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the 1940 Act.
It commenced investment operations on July 27, 1993 after an initial public offering of 60,000,000 shares of Common Stock.
The net proceeds of the offering were approximately $934,650,000. There are currently 77,850,368 shares of Common Stock outstanding. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended.

                            THE OFFER

PURPOSES OF THE OFFER

         The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its existing stockholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities. In reaching its decision, the Board of Directors was advised by the Adviser that the availability of new capital would permit the Fund to take advantage of investment opportunities without being required to sell current portfolio positions that it desires to retain. The Board of Directors also took into account that a well-subscribed rights offering would likely reduce the Fund's expense ratio, which would be of long-term benefit to stockholders. In addition, the Board of Directors considered that this rights offering could result in an improvement in the liquidity of the trading market for the Fund's shares on the NYSE. The Board also considered that this rights offering would give record date stockholders the opportunity to purchase shares at a price below the then current market price per share and NAV and might increase the level of market interest in the Fund. The Board also considered, among other things, the proposed terms of the offer, the expenses of the offer, and its dilutive effect on exercising and non-exercising record date stockholders.

         There can be no assurance that the offer will provide any of the benefits listed above.

         The Fund may choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the offer. Any such future offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER

         The Fund is issuing to its stockholders rights to purchase additional shares. You will receive one right for each share you own on the record date, which is November ___, 2001. You need four rights to purchase one share at the subscription price per share. Record date stockholders who receive less than four rights, however, will be entitled to purchase one share.
You may exercise your rights to acquire shares at any time during the subscription period, which begins on November ___, 2001 and ends at 5.00 p.m., New York City time, on December ___, 2001, unless extended by the Fund to 5:00 p.m., New York City time, on a date which will be no later than December ___, 2001. The right of a stockholder of record to acquire one share for every four rights during the subscription period at the subscription price is called the "primary subscription."

         Rights are evidenced by subscription certificates.  The
Fund will send subscription certificates to all persons whose names appear on the list of stockholders of the Fund on November
___, 2001, the record date of the offer.

         If you exercise all your rights, you may subscribe for additional shares. Shares available for purchase pursuant to this over-subscription privilege are subject to allotment and increase. The over-subscription privilege is more fully described below. For purposes of determining the maximum number of shares you may acquire pursuant to the offer, if your shares are held of record by Cede, as nominee for The Depository Trust Company, or by any other depository or nominee, you will be deemed to be the holder of the rights that are issued to Cede or such other depository or nominee on your behalf.

         Fractional shares will not be issued. After the exercise of rights, record date stockholders who have remaining less than four rights will not be able to purchase a share upon exercise of these remaining rights, which will expire without any residual value. Record date stockholders who receive less than four rights, however, may purchase one share at the subscription price. Record date stockholders may request additional shares under the over-subscription privilege described below.

IMPORTANT DATES TO REMEMBER

         Please note that the dates in the table below may change
if the offer is extended.
EVENT                                            DATE
----------------------------------------------------------------
Record date......................................
Subscription period..............................
Payment for shares or notice of guaranteed
  delivery due...................................
Expiration and pricing date......................
Payment for guarantees of delivery due...........
Confirmation to participants.....................
Final payment for shares.........................

OVER-SUBSCRIPTION PRIVILEGE

         If shares remain available for purchase after all stockholders have had a chance to exercise their rights pursuant to the primary subscription, the Fund will offer such shares to stockholders who have exercised all their rights and who desire to acquire additional shares. You may subscribe for those additional shares pursuant to the over-subscription privilege only if you exercise all your rights pursuant to the primary subscription. If you exercise all your rights and wish to subscribe for additional shares, please indicate on the subscription certificate the number of additional shares desired through the over-subscription privilege.

         If sufficient shares remain from unexercised rights, all over-subscriptions may be honored in full.

         If sufficient shares are not available to honor all over-subscription requests, the Fund may issue up to an additional 4,865,648 shares, representing 25% of the shares available pursuant to the primary subscription, to satisfy over-subscription requests. Whether or not the Fund issues these additional shares, if there are not enough shares available to honor all over-subscriptions, the available shares will be allocated among you and all the other stockholders who subscribe for additional shares pursuant to the over-subscription privilege in proportion to the number of rights issued to you and such stockholders. The allocation process may involve a series of allocations in order to assure that the total number of shares available for over-subscriptions is distributed on a pro rata basis.

         The Fund will not sell any shares that are not subscribed for under the primary subscription or the over-subscription privilege.

SUBSCRIPTION PRICE

         You may purchase one share for every four rights at the subscription price. The subscription price is [___%] of the lower of:

         (1) the average of the last reported sales price of a share on the NYSE on the expiration date of the offer and on the four preceding business days; and

         (2) the NAV per share as of the close of business on the expiration date of the offer.

         For example, if the average of the last reported sales price on the NYSE on December [____], 2001 and on the four preceding business days of a share of the Fund's common stock is $[____], and the NAV as of the close of business on the pricing date is $[____], the subscription price will be $[____]. If, however, the average of the last reported sales price of a share on that exchange on December ___, 2001 and on the four preceding business days thereof is $[____], and the NAV as of the close of business on December [___], 2001 is $[____], the subscription price will be $[____].

         The Fund announced the offer on ___________, 2001. The last reported NAV per share of common stock at the close of business on _____________, 2001 (the last trading date on which the Fund publicly reported its NAV prior to the announcement of the offer) and November ___, 2001 (the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus) was $[____] and $[____], respectively, and the last reported sales price of a share on the NYSE on those dates was $[____] and $[____], respectively. The Fund paid a dividend of $[_______] per share on ___________, 2001.

RIGHTS MAY NOT BE PURCHASED OR SOLD

         The rights are non-transferable. You may not purchase or sell them. The rights will not trade on the NYSE or any other exchange. The shares to be issued upon exercise of the rights, however, will trade on the NYSE under the symbol "AWF." If you do not exercise your rights before the conclusion of the rights offer, your rights will expire without value.

EXPIRATION OF THE OFFER AND RIGHTS

         The offer will expire at 5:00 p.m., New York City time, on December ___, 2001 unless the Fund extends it until 5:00 p.m., New York City time, to a date not later than December ___, 2001. Rights will expire at that time and thereafter you will no longer be able to exercise them. Since the expiration date for exercise of the rights and the pricing date of the shares subscribed will be the same date, you will not know the purchase price when you decide to acquire shares.

         If the Fund decides to extend the offer, it will make an announcement to that effect as promptly as practicable. The Fund may elect to extend the offer, for example, if it determines that stockholders require extra time to exercise their rights in a timely fashion. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

         The subscription agent, EquiServe Trust Company, N.A., will receive for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be approximately $50,000 plus reimbursement for its out-of-pocket expenses related to the offer. The subscription agent is also the Fund's transfer agent, dividend-paying agent and registrar with respect to the common stock. If you have any questions regarding subscription certificates, please contact Georgeson Shareholder Communications, the information agent for the offer, at [(800) 223-2064.] You must send completed subscription certificates together with payment of the estimated subscription price to [_________] by one of the methods described below.

(1)                                 By Overnight, Certified
    By First Class Mail:            or Express Mail:
    ----------------------          -----------------------

    EquiServe Trust Company, N.A.   EquiServe Trust Company, N.A.
    Corporate Reorganization        Corporate Reorganization
    P.O. Box 9573                   40 Campanelli Drive
    Boston, MA 02205-9573           Braintree, MA 02184

              By Hand:
              Securities Transfer & Reporting Services, Inc.
              c/o EquiServe Trust Company, N.A.
              100 William Street
              Galleria
              New York, NY 10038

(2) By Facsimile (Telecopy):
    -----------------------
    For Notice Of Guaranteed Delivery Only
    (___) ___-____ with the original Subscription Certificate to be sent by method (1) above. Confirm facsimile by telephone at (___) ___-____.

         The Fund will accept only subscription certificates actually received on a timely basis. DELIVERY TO AN ADDRESS
OTHER THAN THOSE SET FORTH ABOVE DOES NOT CONSTITUTE GOOD
DELIVERY.

HOW TO EXERCISE RIGHTS

         Rights will be evidenced by subscription certificates. Except as described below under "Restrictions on Foreign Stockholders," the Fund will mail subscription certificates directly to you if your shares are registered in your name or, if you own your shares through a broker, depository or nominee, to Cede or such other depository or nominee. You may exercise your rights by either:

    -- completing and signing a subscription certificate and mailing it in the envelope provided, together with payment for the shares to the subscription agent, or

    -- contacting your broker, banker or trust company, which can guarantee payment and delivery of a properly completed and executed subscription certificate before December __, 2001. A fee may be charged for this service.

         Fractional shares will not be issued. After the exercise of rights, record date stockholders who have remaining less than four rights will not be able to purchase a share upon exercise of these remaining rights, which will expire without any residual value. Record date stockholders who receive less than four rights, however, may purchase one share at the subscription price. Record date stockholders may request additional shares under the over-subscription privilege.

         The subscription agent must have received at its office indicated above completed subscription certificates or notices of guaranteed delivery prior to 5:00 p.m., New York City time, on December __, 2001.

         IF YOU DO NOT OWN YOUR SHARES THROUGH A BROKER OR OTHER NOMINEE. As a record holder, you can choose between two options set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the completed subscription certificate and payment after December ___, 2001.

         IF YOU OWN YOUR SHARES THROUGH A BROKER OR OTHER NOMINEE. You must contact that broker or nominee to exercise your rights. In that case, the nominee will complete the subscription certificate on your behalf and arrange for proper payment by one of the methods set forth under "Payment for Shares".

         IF YOU ARE A NOMINEE. If you hold shares for the account of others, you should notify the beneficial owners of such shares as soon as possible to obtain instructions. If the beneficial owner so instructs, you should complete the subscription certificate and submit it to the subscription agent with proper payment.

RESTRICTIONS ON FOREIGN STOCKHOLDERS

         The Fund will not mail subscription certificates to stockholders whose record addresses are outside the United States. For these purposes, the United States includes its territories and possessions and the District of Columbia. The rights to which those subscription certificates relate will be held by [____________________] for foreign stockholders' accounts until instructions are received to exercise the rights. If no instructions are received prior to December __, 2001, such rights will expire.

INFORMATION AGENT

         If you have any questions or inquiries relating to the offer, please contact the information agent at:

         GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
         Wall Street Plaza
         New York, New York 10005
         Banks and Brokers Call Collect: [____________]
         All Others Call Toll Free: [_______________]

         You may also contact your broker or nominee for information with respect to the offer.

         The Fund will pay the information agent for its services in connection with the offer a fee estimated to be approximately
$38,500 including reimbursement for its out-of-pocket expenses.

PAYMENT FOR SHARES

         You may choose between the following methods of payment to exercise your rights:

         (1) You can send the completed subscription certificate together with payment for shares to the subscription agent. You should calculate the total payment on the basis of an estimated subscription price of $[_____] per share. To be accepted, your payment accompanied by a properly executed and completed subscription certificate must be received by the subscription agent prior to 5:00 p.m., New York City time, on December ___, 2001.

         If you pay using this method, please make sure that your payment:

         -- is made in United States dollars by money order or check drawn on a bank located in the United States

         --   is made to "Alliance World Dollar Government Fund
              II, Inc."

         --   accompanies an executed subscription certificate.

         (2) Alternatively, you may contact your broker, bank or trust company and request that it sends on your behalf a notice of guaranteed delivery by facsimile or otherwise to the subscription agent. The subscription agent will accept all notices of guaranteed delivery received from brokers, banks, trust companies or NYSE members prior to 5:00 p.m., New York City time, on December __, 2001. The notice must guarantee delivery to the subscription agent of (a) payment of the full subscription price for the shares subscribed for pursuant to the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege, and (b) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed subscription certificate, together with payment, is not received by the close of business on December __, 2001.

         No later than December __, 2001, the subscription agent will send a confirmation to each stockholder or, if the stockholder's shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee. This confirmation will show:

         -- the number of shares you acquired pursuant to the primary subscription;

         -- the number of shares, if any, you acquired pursuant to the over-subscription privilege;

         -- the per share and total purchase price for the shares; and

         -- any additional amount that you must pay to the Fund or any excess to be refunded by the Fund to you.

         You will not receive any other evidence of title unless you have requested a stock certificate at the time of exercise of the rights. You must ensure that the subscription agent receives any additional payment required from you before December __, 2001. The subscription agent will mail any excess payment owed to you within a reasonable time after the expiration date. The Fund will not pay interest on any excess payment. All your payments to the Fund must be in U.S. Dollars by money order or check drawn on a bank located in the United States of America and payable to Alliance World Dollar Government Fund II, Inc.

         The subscription agent will deposit all checks received by it prior to the final due date into a segregated interest-bearing account pending distribution of the shares. Interest will accrue to the benefit of the Fund regardless of whether shares are issued or not by the Fund.

         Issuance and delivery of evidence of title for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION
AFTER RECEIPT OF YOUR PAYMENT FOR SHARES BY THE SUBSCRIPTION
AGENT.

         If you subscribe for shares and do not pay any additional amounts due, the Fund may:

         (1)  sell these shares to other stockholders;

         (2) sell you only the number of shares your payment covers; and/or

         (3) exercise any and all other rights or remedies to which it may be entitled to collect the additional amount due, including enforcing any guaranty of payment.

         You may choose the method of delivery of subscription certificates and payment of the subscription price from those indicated above. Whichever method you choose, you will make delivery and payment at your own risk. If you use mail, subscription certificates and payment should be sent by registered mail and properly insured, with return receipt requested. Please allow a sufficient number of days to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., New York City time, on the last applicable payment date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

         The Fund will determine all questions concerning the timeliness, validity, form and eligibility of any exercise of rights. The Fund's determinations will be final and binding.
The Fund may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine. The Fund may also reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines. The Fund will not be under any duty to give notification of any defect or irregularity related to the submission of subscription certificates. The Fund will not incur any liability for failure to give any such notification.

DELIVERY OF STOCK CERTIFICATES

         The Fund will issue certificates for shares acquired through subscription only upon request. If a request is made, stock certificates will be mailed promptly after ________________, 2001 and after payment for the shares subscribed for has cleared. If you are a participant in the Fund's dividend reinvestment and cash purchase plan, your shares will be credited to your account in the plan. The Fund will not issue certificates for subscription shares credited to plan accounts. If your shares are held of record by Cede or by any other depository or nominee on your behalf or your broker-dealer's behalf, the shares that you acquire will be credited to the account of Cede or such other depository or nominee.

OFFERING FEES AND EXPENSES

         [_______________] will act as the dealer manager for the offer pursuant to a dealer manager agreement with the Fund. [
] will provide financial advisory services and marketing assistance in connection with the offer. Together with its associated broker-dealers, [______________] will also solicit the exercise of rights and participation in the over-subscription
privilege.  The Fund will pay [                 ] a fee for its
financial advisory services and marketing assistance equal to [______]% of the subscription price for each share issued. The Fund will also pay broker-dealers, including [
], fees for their soliciting efforts equal to [_____]% of the subscription price for each share issued.

         The Fund has agreed to indemnify [_________________] or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. [
] will not be liable to the Fund in rendering the services described above except for any act of bad faith, willful misconduct or gross negligence on its part or reckless disregard of its obligations and duties.

         Other offering expenses incurred by the Fund are
estimated at $[__________] which includes up to $[__________]
that may be paid to [                  ] as partial reimbursement
for its expenses related to the offer.

NOTICE OF NAV DECLINE

         The Fund has undertaken to suspend the offer until it amends this Prospectus if, subsequent to ________, 2001 (the effective date of the Fund's registration statement), the Fund's NAV declines more than 10% from its NAV as of that date. In such event, the Fund would extend the expiration date and notify record date stockholders that the NAV has declined more than 10%, that the offer is suspended and that exercising rights holders may cancel their exercise of rights.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

         Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, (including corporate savings and 401(k) plans, Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans"), should be aware that additions to the Retirement Plan (other than rollovers or trustee-to-trustee transfers from other Retirement Plans) in order to exercise rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of section 415 of the Code or other qualification rules to be violated. They may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a Retirement Plan.

         Retirement Plans and other tax exempt entities should also be aware that, if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated taxable income under section 511 of the Code with respect to any income they subsequently derive with respect to the shares acquired pursuant to such exercise.

         ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may bear upon the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisors regarding the consequences under ERISA and the Code of their exercise of rights.

FEDERAL INCOME TAX CONSEQUENCES

         For United States federal income tax purposes, neither the receipt nor the exercise of the rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the rights. The holding period for a share acquired upon exercise of a right begins with the date of exercise. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of:

         --   the subscription price per share,

         -- any servicing fee charged to you by your broker, bank or trust company, and

         -- the basis, if any, in the rights that you exercised.

         A gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be a capital gain or loss assuming the share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the share has been held at the time of sale for more than one year.

         As noted above, your basis in shares issued under the offer includes your basis in the rights underlying those shares. The basis of the rights will be zero unless you elect to allocate your basis of previously owned shares to the rights issued in the offer. This allocation is based upon the relative fair market value of such shares and the rights as of the date of distribution of the rights. Thus, if you make such an election and the rights are later exercised or sold, the basis in the shares you originally owned will be reduced by an amount equal to the basis you allocated to the rights. This election must be made in a statement attached to your federal income tax return for the year in which the offer occurs. If you do not exercise or sell the rights, however, you will not be able to recognize a loss or to allocate a portion of your basis in the shares to the unexercised rights.

         The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of rights. The discussion is based upon applicable provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and regulations are subject to change by legislative or administrative action. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."

INVESTMENT ADVISORY AND ADMINISTRATION FEES

         The Adviser will benefit from the offer because the investment advisory and administrative fees are based on the net assets of the Fund. Assuming all rights are exercised at the estimated subscription price, including up to an additional 25% of the shares which may be issued to satisfy over-subscriptions, the annual compensation to be received by Alliance as the Adviser and Administrator would be increased by approximately $[__________]. Actual compensation paid may vary depending on the number of shares purchased and investment return.

DIVIDENDS

         The Fund does not expect to pay dividends or other distributions with respect to the shares acquired pursuant to rights until _______________ 2001.

                         USE OF PROCEEDS

         Assuming the Fund sells all shares offered pursuant to the primary subscription at the estimated subscription price, the net proceeds of the offer are estimated to be $[_______________], after payment of the dealer manager's fees, the soliciting fees and the estimated offering expenses. The Fund will pay these expenses, which will reduce the NAV per share. If the Fund increases the number of shares subject to the offer by 25%, or [__________] shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $[__________]. The Adviser expects that, under current market conditions, the Fund will invest substantially all of the net proceeds of the offer in accordance with its investment objective and policies approximately within three months from the date of receipt. Pending such investment, the proceeds will be invested in certain short-term debt instruments.

               INVESTMENT OBJECTIVES AND POLICIES

GENERAL

         The Fund's primary investment objective is to seek high current income. Its secondary investment objective is capital appreciation. In seeking to achieve these objectives, the Fund will normally invest at least 80% of its total assets in U.S. dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). The balance of the Fund's investment portfolio, up to 20% of its total assets, may be invested in U.S. corporate fixed income securities.

         Sovereign Debt Obligations held by the Fund will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other Sovereign Debt Obligations. Sovereign Debt Obligations held by the Fund generally will not be traded on a securities exchange. The U.S. corporate fixed income securities held by the Fund will include debt securities, convertible securities and preferred stocks of corporate issuers. The Fund is not subject to restrictions on the maturities of the securities it holds.

         Substantially all of the Fund's investments in Sovereign Debt Obligations and U.S. corporate fixed income securities will be in high yield, high risk debt securities that are low-rated (i.e., below investment grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. See "Risk Factors and Special Considerations."

         The Fund's investment objective and its policy of investing at least 65% of its total assets in Sovereign Debt Obligations are fundamental and cannot be changed without the approval of a majority of the Fund's outstanding voting securities, which, as used in this Prospectus, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund's investment policies that are not designated as fundamental policies may be changed by the Fund without stockholder approval, but the Fund will not change its investment policies without contemporaneous notice to its stockholders. The Fund is designed primarily for long-term investment, and investors should not consider it a trading vehicle. As with all such investment companies, there can be no assurance that the Fund's investment objectives will be achieved. The Fund's policy of investing at least 80% of its total assets in Sovereign Debt Obligations may not be changed without 60 days' prior written notice to shareholders.

         For temporary defensive purposes, the Fund may vary from its investment policies during periods in which conditions in the securities markets for Sovereign Debt Obligations or other economic or political conditions warrant. Under such circumstances, the Fund may reduce its position in Sovereign Debt Obligations and invest without limit in (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities") and (ii) the following U.S. dollar-denominated investments: (a) indebtedness rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Services ("S&P"), or if not so rated, of equivalent investment quality as determined by the Adviser, (b) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and (c) commercial paper of prime quality rated A-1 or better by S&P or Prime 1 or better by Moody's or, if not so rated, issued by companies which have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's. The Fund may also at any time, with respect to up to [20]% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to stockholders in such U.S. dollar-denominated money market instruments.

SOVEREIGN DEBT OBLIGATIONS

         The Fund will emphasize investments in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (more commonly referred to as the "World Bank"). In selecting and allocating assets among the countries in which the Fund will invest, the Adviser will develop a long-term view of those countries and will engage in an analysis of sovereign risk by focusing on factors such as a country's public finances, monetary policy, external accounts, financial markets, stability of exchange rate policy and labor conditions. The Fund is not required to invest any specified minimum amount of its total assets in Sovereign Debt Obligations of issuers located in any particular country. The Adviser anticipates that the countries that will provide investment opportunities for the Fund include, among others, Argentina, Bolivia, Brazil, Bulgaria, Colombia, Costa Rica, the Dominican Republic, Ecuador, Korea, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Qatar, Russia, Thailand, Turkey, Ukraine, Uruguay and Venezuela. The Fund will not invest 25% or more of its total assets in the Sovereign Debt Obligations of any one of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia or Venezuela (or of any other single foreign country), and the Fund does not expect to invest more than 5% of its total assets in the Sovereign Debt Obligations of any other single foreign country. Information about certain of these countries appears in the Statement of Additional Information.

         A substantial portion of the Fund's investments (including most Brady Bonds, described below) will be in (i) securities which were initially issued at a discount from their face value (collectively, "Discount Obligations") and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Under current federal tax law and in furtherance of its primary investment objective of seeking high current income, the Fund will accrue as current income each year a portion of the original issue and/or market discount at which each such obligation is purchased by the Fund even though the Fund does not receive during the year cash interest payments on the obligation corresponding to the accrued discount. Under the minimum distribution requirements of the Code, the Fund may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash interest which the Fund has actually received as interest during the year. Such distributions will be made from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary. The risks associated with holding securities not readily marketable may be accentuated at such times. See "Investment Objectives and Policies--Borrowing," "Special Risk Considerations--Securities Not Readily Marketable" and "Taxation- -United States Federal Income Taxation of the Fund--Discount Obligations."

         Brady Bonds. The Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Fund may invest in either collateralized or uncollateralized Brady Bonds. Collateralized Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities having the same maturity ("Collateralized Brady Bonds").

         Interest payments on Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on, the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Structured Securities. The Fund may invest up to 25% of its total assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt Obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

         Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund may invest up to 25% of its total assets in Participations and Assignments. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participation or Assignment for purposes of the Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government). The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa or higher by Moody's or BBB or higher by S&P).

         When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign

Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its NAV.

U.S. CORPORATE FIXED INCOME SECURITIES

         The Fund may invest up to 20% of its total assets in U.S. corporate fixed income securities which include debt securities, convertible securities and preferred stocks of corporate issuers. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. When the spread between the yields of lower rated obligations and those of more highly rated issuers is relatively narrow, the Fund may invest in the latter since they may provide attractive returns with somewhat less risk. The Fund will invest in high yielding, high risk lower rated securities (i.e., securities rated lower than Baa by Moody's or BBB by S&P) and in comparable unrated securities. Such high yielding, high risk securities are commonly referred to as "junk bonds". Unrated securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. See "Risk Factors and Special Considerations" for a description of the speculative characteristics of securities in the lower rating categories and for a discussion of the risks associated with the Fund's investments in U.S. corporate fixed income securities.

OTHER POLICIES

         Securities Not Readily Marketable. The Fund may invest up to 50% of its total assets in securities that are not readily marketable. These securities include, among others, (i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that have legal or contractual restrictions on resale but have a readily available market are not deemed securities not readily marketable for purposes of this limitation. The Adviser will monitor such securities and in reaching decisions concerning their marketability will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (v) any applicable SEC interpretation or position with respect to such type of securities.

         Direct placements of debt securities have frequently resulted in higher yields and restrictive covenants providing greater protection for the purchaser. An issuer is often willing to create more attractive features in its securities issued privately because it has averted the expense and delay involved in a public offering of its securities. Also, adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities.

ADDITIONAL INVESTMENT POLICIES

         Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell (i.e., write) interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed-rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap.

         The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash and/or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. The Adviser will monitor the creditworthiness of counterparties to its interest rate swap, cap and floor transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells caps and floors, it will maintain in a segregated account cash and/or liquid securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors. The use of interest rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make, if any. If the other party to an interest rate swap defaults, the Fund's risk of loss is the net amount of interest payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps and floors without limitation, subject to the segregated account requirement described above.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, cash and/or liquid securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage of at least 300% of all borrowings. The Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 33% of the Fund's total assets less liabilities (other than the amount borrowed). See "Borrowing" below.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments, together with the value of portfolio securities that are not readily marketable, will not exceed 50% of its assets taken at the time of acquisition of such commitment of security.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's NAV.
The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. See "Investment Restrictions" in the Statement of Additional Information.

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of these practices or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         Future Developments. The Fund may, following written notice to its stockholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objectives and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

BORROWING

         The Fund may borrow from a bank or other entity in a privately arranged transaction to the maximum extent permitted under the 1940 Act, but only in order to finance the repurchase and/or tenders of its shares or to pay distributions for purposes of complying with the Code. See "Risk Factors and Special Considerations--Borrowing," "Tender Offers and Share Repurchases; Conversion to Open-End Status" and "Taxation--United States Federal Income Taxes--General." The 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as those terms are defined and used in the 1940 Act. In addition, the Fund may not pay any cash dividends or make any cash distributions to stockholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). This limitation on the Fund's ability to make distributions could under certain circumstances impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes and could subject the Fund to corporate federal income taxes for the year or years in which it fails to so qualify. See "Taxation--General."

         The Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph. See "Investment Restrictions" in the Statement of Additional Information. The Fund may also borrow through the use of reverse repurchase agreements and dollar rolls. See "Reverse Repurchase Agreements and Dollar Rolls" above.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Fund is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its stockholders. High portfolio turnover also may result in realization of substantial net short-term capital gains, which, when distributed, are taxable to stockholders.

             RISK FACTORS AND SPECIAL CONSIDERATIONS

         Please consider carefully the matters set forth below.
You should read the entire Prospectus and the Statement of Additional Information before you decide whether to exercise your rights.

DILUTION AND THE EFFECT OF NON-PARTICIPATION IN THE OFFER

         If you do not exercise all your rights, when the offer is over you will own a smaller proportional interest in the Fund. In addition, whether or not you exercise your rights, the per share NAV of your shares will be diluted (reduced) immediately as a result of the offer because:

         -- the shares offered will be sold at less than their then current NAV

         --   you will indirectly bear the expenses of the offer

         -- the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of the net assets.

         This dilution may be substantial and will increase if the share price declines in relation to the NAV as shown by the following examples:

    Scenario 1: Shares trade above per share NAV (premium) (1)

Share Price......................................$
NAV .............................................$
Subscription Price ([__________]% of NAV)........$
Reduction in NAV ($) (2).........................$
Reduction in NAV (%).............................  %


    Scenario 2: Shares trade below per share NAV at the time the offer expires (discount) (1)


Share Price......................................$
NAV .............................................$
5-day average share price (3)....................$
Subscription Price ([______]% of 5-day
 average share price)............................$
Reduction in NAV ($) (4).........................$
Reduction in NAV (%)............................. %

------------------------
(1) Both examples assume full primary and over-subscription privilege exercised. Actual amounts may vary due to rounding.

(2) Assumes $[_______________] in estimated offering expenses (including sales load).

(3) The expiration date and the four preceding business days.

(4) Assumes $[_______________] in estimated offering expenses (including sales load).

         You will incur a greater dilution in NAV per share if you do not exercise your rights than if you do.

INVESTMENTS IN LOWER-RATED SECURITIES

         Substantially all of the Fund's assets will be invested in high yield, high risk debt securities that are rated in the lower rating categories (i.e., below investment grade) or which are unrated but are of comparable quality as determined by the Adviser. Securities of this quality are commonly referred to as junk bonds. However, certain of the Sovereign Debt Obligations in which the Fund may invest have characteristics, such as credit enhancement, not typically associated with securities of this quality. Currently, the securities in which the Fund will invest substantially all of its assets are generally considered to have a credit quality below investment grade by generally recognized credit rating organizations such as Moody's and S&P. Debt securities rated below investment grade are those rated Ba 1 or lower by Moody's or BB+ or lower by S&P and are considered by those organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. The Fund may invest in securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) and in unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

         Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities

         Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

         The ratings of fixed income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See the Statement for Additional Information for a description of such ratings.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

         The Adviser will try to reduce the risk inherent in the Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         In seeking to achieve the Fund's primary objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

SOVEREIGN DEBT OBLIGATIONS

         Extent of Trading Markets. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Fund will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         Economic and Political Factors. By investing in Sovereign Debt Obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

         Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. The following table shows annual percentage changes from consumer price indices of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela for the periods shown.

Country                 1997    1998   1999   2000   2001
-------                 ----    ----   ----   ----   ----




__________
Source:

         Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt

Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

         To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

         Investment Controls and Repatriation. Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Fund will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

         Other Characteristics of Investment in Foreign Issuers. Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.
In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

         Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change.

U.S. CORPORATE FIXED INCOME SECURITIES

         The U.S. corporate fixed income securities in which the Fund will invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

SECURITIES NOT READILY MARKETABLE

         The Fund may invest up to 50% of its total assets in securities which are not readily marketable. Because of the absence of a trading market for these investments, the Fund may not be able to realize their value upon sale. See "Investment Objectives and Policies--Securities Not Readily Marketable." The risks associated with these investments will be accentuated in situations in which the Fund's operations require cash, such as when the Fund tenders for its shares of Common Stock or pays distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of these investments.

NON-DIVERSIFIED STATUS

         The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to stockholders. See "Taxation--General." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government Securities or securities of other regulated investment companies), and (ii) at least 50% of the market value of its total assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited in respect to any one issuer, to an amount not greater than 5% of the market value of the Fund's total assets and not own greater than 10% of the outstanding voting securities of such issuer. Investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

         Securities issued or guaranteed by foreign governments are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, Sovereign Debt Obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of Structured Securities and Participations may be treated as separate issuers for purposes of these tests.

DEBT SECURITIES

         The net-asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. Certain debt securities in which the Fund may invest are floating-rate debt securities. To the extent that the Fund does not enter into interest rate swaps with respect to such floating-rate debt securities, the Fund may be subject to greater risk during periods of declining interest rates.

BORROWING

         The Fund may borrow from a bank or other entity in a privately arranged transaction to the maximum extent permitted under the 1940 Act, but only to finance the repurchase and/or tenders for its shares or to pay distributions for purposes of complying with the Code. See "Tender Offers and Share Repurchases; Conversion to Open End Status." Borrowing creates an opportunity for the Fund to finance the limited activities described above without the requirement that portfolio securities be liquidated at a time when it would be disadvantageous to do so. Any investment income or gains on, or savings in transaction costs made through the retention of, portfolio securities in excess of the interest paid on and the other costs of the borrowings will cause the net income or NAV per share of the Fund's Common Stock to be greater than would otherwise be the case. On the other hand, if the income or gain, if any, on the securities retained fails to cover the interest paid on and the other costs of the borrowing, the net income or NAV per share of the Fund's Common Stock will be less than would otherwise be the case.

FUND SHARES MAY TRADE AT A DISCOUNT TO NAV

         Shares of closed-end investment companies frequently trade at a discount to NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its NAV may decrease. Since the commencement of operations, the shares have generally traded in the market at a discount to NAV. See "Common Stock." The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

                     MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

         The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2001 totaling approximately $465 billion (of which more than $176 billion represented the assets of investment companies). The Adviser provides diversified investment management and related services globally to a broad range of clients including institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments and affiliates, private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, individual investors by means of retail mutual funds sponsored by the Adviser, and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

         Alliance Capital Management Corporation is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of June 30, 2001, AXA, its wholly-owned subsidiaries, AXA Financial and The Equitable Life Assurance Society of the United States ("Equitable") and some subsidiaries of Equitable (other than the Adviser and its subsidiaries) were the beneficial owners of 128,476,020 units of the Adviser or approximately 51.8% of the issued and outstanding units of the Adviser and 1,544,356 units of Alliance Capital Management Holding L.P. ("Alliance Holding") or approximately 2.1% of the issued and outstanding Alliance Holding units. Alliance Holding is an entity the business of which consists of holding units of the Adviser and engaging in related activities. As of June 30, 2001, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the owner of 40.8 million units of the Adviser or approximately 16.5% of the issued and outstanding units of the Adviser. The business and assets of SCB Inc., formerly known as Sanford C. Bernstein, Inc., were acquired by the Adviser on October 2, 2000.

         As of June 30, 2001 AXA and its subsidiaries owned all of the issued and outstanding shares of the common stock of AXA

Financial. AXA Financial owns all of the issued and outstanding shares of Equitable. For insurance regulatory purposes all shares of common stock of AXA Financial beneficially owned by AXA and its affiliates have been deposited into a voting trust.

         AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia/Pacific area, and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

DIRECTORS AND OFFICERS

         The business and affairs of the Fund are managed under the direction of its Board of Directors, and day to day operations are conducted through or under the direction of its officers. For information regarding the directors and officers, see "Management--Directors and Officers" in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

         Wayne D. Lyski is primarily responsible for the day-to-day management of the Fund's portfolio. He is Executive Vice
President of ACMC with which he has been associated since 1983.

LEGAL PROCEEDINGS

         On April 25, 2001, an amended class action complaint entitled Miller et al. v. Mitchell Hutchins Asset Management, Inc. et al. (the "amended Miller complaint"), was filed in federal district court in the Southern District of Illinois against the Adviser, Alliance Fund Distributors, Inc. ("AFD") and other defendants alleging violations of the 1940 Act and breaches of common law fiduciary duty.

         The allegations in the amended Miller complaint concern six mutual funds with which the Adviser has investment advisory agreements, including the Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory fees and distribution fees paid to the Adviser and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

         The Adviser and AFD believe that the plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of the Adviser and AFD are unable to estimate the impact, if any, that the outcome of this action may have on the Adviser's results of operations or financial condition.

         On June 22, 2001, an amended class action complaint entitled Nelson et al. v. AIM Advisors et al. (the "amended Nelson complaint"), was filed in federal district court in the Southern District of Illinois against the Adviser, AFD and numerous other defendants in the mutual fund industry alleging violations of the 1940 Act and breaches of common law fiduciary duty.

         The allegations in the amended Nelson complaint concern three mutual funds with which the Adviser has investment advisory agreements, including Alliance Premier Growth Fund, Alliance Growth Fund and Alliance Quasar Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory and distribution fees paid to the Adviser and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

         The Adviser and AFD believe that the plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of the Adviser and AFD are unable to estimate the impact, if any, that the outcome of this action may have on the Adviser's results of operations or financial condition.

ADMINISTRATOR

         The Fund's administrator is Alliance Capital Management L.P. (in such capacity, the "Administrator"). The Administrator provides certain administrative, clerical and accounting services to the Fund, including the provision of office facilities and personnel to assist the officers of the Fund in the performance of the following services: overseeing the determination and publication of the Fund's net asset value, as described under "Net Asset Value" in the Statement of Additional Information;

overseeing maintenance of the books and records of the Fund required by Rule 31a-1(b)(4) under the 1940 Act; preparation of the Fund's federal, state and local tax returns; preparation of financial information for the Fund's proxy statements and quarterly and annual reports to stockholders and otherwise; preparation of the Fund's periodic financial reports to the SEC, and responding to stockholder inquiries relating to the Fund. As compensation for its services, the Fund will pay the Administrator a monthly fee at an annualized rate of .15% of the Fund's average weekly net assets.

                            TAXATION

         The Fund intends to continue to qualify, and elect to be treated, as a regulated investment company under the Code. The Fund therefore intends to distribute all its net investment income and net capital gains each year (thereby avoiding all federal income and excise taxes). Such distributions will be taxable as ordinary income and long-term capital gains, respectively, to stockholders of the Fund who are subject to tax. After the end of each taxable year, the Fund will notify stockholders of the federal income tax status of any distributions made by the Fund during such year.

              TENDER OFFERS AND SHARE REPURCHASES;
                  CONVERSION TO OPEN-END STATUS

TENDER OFFERS AND SHARE REPURCHASES

         Shares of closed-end investment companies frequently trade at a discount from net asset value but may trade at a premium. The Fund cannot predict whether the shares will trade at, below or above net asset value. In recognition of the possibility that the Fund's shares might trade at a discount, the Fund's Board of Directors has determined that it would be in the interest of stockholders for the Fund to have the ability to take action to attempt to reduce or eliminate market value discounts from net asset value. To that end, the Board contemplates that the Fund would from time to time take action either (i) to repurchase shares of its Common Stock in the open market or (ii) to make an offer to purchase its shares of Common Stock from all beneficial holders of its shares at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day the offer terminates (a "Tender Offer"). The Board intends each quarter to consider the making of a Tender Offer or open market repurchases of the Fund's shares if the shares have been trading at a discount to net asset value in excess of 5%, determined on the basis of the discount as of the last trading day in each week during a period of 12 calendar weeks preceding the Board's quarterly meeting. The Board may at any time, however, decide that the Fund should not make a Tender Offer or repurchase its shares in the open market.

         In addition, the Fund will commence a Tender Offer during the fourth quarter of 2003 (the "2003 Tender Offer"). However, the Board has established a policy that, if shares of the Fund's Common Stock are traded on the principal securities exchange where listed at or above net asset value or at an average discount from net asset value of less than 5%, determined on the basis of the discount as of the last trading day in each week during a period of 12 calendar weeks prior to September 1, 2003, the Fund will not proceed with the 2003 Tender Offer. In the event the Fund commences the 2003 Tender Offer, if the Board of Directors determines not to purchase shares of Common Stock pursuant to either Tender Offer for any of the reasons set forth below, the Fund will commence one or more additional offers to purchase its shares (a "Subsequent Offer"). Notwithstanding the possibility of the commencement of more than one Tender Offer, the Fund intends to consummate only one Tender Offer during any given calendar year. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance repurchases of shares or Tender Offers or any Subsequent Offer. See "Investment Objectives and Policies- -Borrowing" and "Investment Restrictions." Interest on any such borrowings will reduce the Fund's net income.

         Even if a Tender Offer or Subsequent Offer has been made, it is the Board's announced policy, which may be changed by the Board, not to purchase shares pursuant to a Tender Offer or any Subsequent Offer or effect share repurchases if (i) such transactions, if consummated, would (a) result in the delisting of the Fund's Common Stock from the New York Stock Exchange (the New York Stock Exchange having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding publicly held Common Stock is less than $5,000,000, the number of publicly held shares of Common Stock falls below 600,000 or the number of round-lot holders falls below 1,200) or
(b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to purchase Common Stock tendered pursuant to the Tender Offer or any Subsequent Offer; or (iii) there is any (a) material legal action or proceeding instituted or threatened which challenges, in the Board's judgment, the Tender Offer or any Subsequent Offer or otherwise materially adversely affects the Fund, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or in a foreign country which is material to the Fund, (d) limitation which affects the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currencies, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or any foreign country which is material to the Fund, or (f) other event or condition which, in the Board's judgment, would have a material adverse effect on the Fund or its stockholders if shares of Common Stock tendered pursuant to the Tender Offer or any Subsequent Offer were purchased. The Board of Directors may modify these conditions in light of experience.

         If the Fund has not purchased all shares tendered pursuant to the 2003 Tender Offer or any Subsequent Offer with respect to the 2003 Tender Offer by March 31, 2004, the Fund's Charter requires the Board of Directors to submit to stockholders by no later than July 31, 2004 another proposal to convert the Fund to an open-end investment company. In the event stockholder approval of a proposal to convert the Fund to an open-end investment company is not obtained, the Fund will continue as a closed-end investment company.

         Tender Offers and any Subsequent Offers will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. A stockholder wishing to accept a Tender Offer or any Subsequent Offers will be required to tender all (but not less than all) of the shares owned by such stockholder (or shares attributed to the stockholder for federal income tax purposes under section 318 of the Code). Persons tendering shares may be required to pay a service charge by check payable to the Fund to help defray the costs associated with such Offers. If a service charge is imposed, it will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer and will be imposed regardless of the number of shares purchased. During the period of a Tender Offer or any Subsequent Offer, the Fund's stockholders will be able to obtain the Fund's current net asset value by use of a toll-free telephone number.

         The Fund will repurchase shares of the Fund's Common Stock on the open market only when it can do so at prices below the then current net asset value per share. Although the Board of Directors believes that share repurchases generally would have a favorable effect on the market price of the Fund's shares of Common Stock, it should be recognized that the acquisition of shares by the Fund will decrease its total assets and therefore may increase the Fund's expense ratio.

         General. The fact that the Fund's shares may be the subject of share repurchases or one or more Tender Offers may enhance their attractiveness to investors, thereby reducing the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount if they have some prospect of being able to receive net asset value in conjunction with a possible Tender Offer. There can be no assurance that repurchases of the Fund's shares of Common Stock or the prospect of Tender Offers or any Subsequent Offer will result in the shares of Common Stock trading at a price equal to their net asset value. The market price of the Fund's shares of Common Stock has varied, and the Fund expects that such price will continue to vary, from net asset value from time to time. The market price of the Fund's shares of Common Stock is determined by, among other things, the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

         Shares of Common Stock repurchased by the Fund pursuant to a Tender Offer, a Subsequent Offer or otherwise, will be retired and will be authorized and unissued shares.

         To consummate a Tender Offer or any Subsequent Offer in order to repurchase its shares of Common Stock, the Fund may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so. In such event, gains may be realized on securities held for less than three months. In order to qualify as a regulated investment company under the Code the Fund must limit such gains and, accordingly, the amount of gain that the Fund could realize in the ordinary course of its portfolio management from sales of other securities held for less than three months would be reduced. This may adversely affect the Fund's yield. See "Taxation."

CONVERSION TO OPEN-END STATUS

         Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. Prior to October 1, 2003, an amendment to convert the Fund to an open-end investment company would require the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund or a majority of such shares if the amendment has been approved by two-thirds of the total number of directors fixed in accordance with the Bylaws. After September 30, 2003 and prior to January 1, 2005, such an amendment would require the affirmative vote of the holders of a majority of the Fund's outstanding shares. If the Fund continues as a closed-end investment company after December 31, 2004, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of at least 75% of the outstanding shares of the Fund or a majority of such shares if the amendment has been approved by two-thirds of the total number of directors fixed in accordance with the Bylaws.

         The 1940 Act also requires conversion of the Fund to an open-end investment company to be voted upon by stockholders and requires approval of the conversion by a majority of the Fund's outstanding voting securities. See "Investment Objectives and Policies."

         Stockholders of an open-end investment company may require the company to redeem shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next determined net asset value, less such redemption charges, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the shares of the Fund would no longer be listed on the New York Stock Exchange. Conversion to an open-end company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of securities that are not readily marketable.

         The Board of Directors has determined that the 75% voting requirements described above, which are greater than the minimum requirement under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Fund's Charter and Bylaws on file with the SEC for the full text of these provisions to which the foregoing description is subject.

                   DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and distributed monthly to stockholders subject to solvency requirements under Maryland law. All net realized long- or short-term capital gains, if any, will be distributed to stockholders at least annually. To the extent practicable, the Fund will attempt to maintain a constant level of monthly distributions to stockholders although there can be no assurances that it will be able to do so. In order to maintain such monthly distributions, short-term capital gains may from time to time be included in monthly distributions. From time to time, the Fund also may pay out less than the entire amount of net investment income and net realized short-term capital gains earned in any particular period. Any such amount retained by the Fund would be available to stabilize future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income and net realized short-term capital gains actually earned by the Fund during such period. However, with respect to any taxable year, the Fund does not intend to make distributions in excess of net investment income and net realized capital gains earned through such year.

                   DIVIDEND REINVESTMENT PLAN

         Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan") all stockholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent"), as agent under the Plan, unless a stockholder elects to receive cash. Generally, stockholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan, unless the stockholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Certain brokers or nominees may require a stockholder to elect to participate in the Plan to the extent such stockholder desires to participate.

         The Plan Agent will furnish each person who buys shares of Common Stock in the Offering with written information relating to the Plan. Included in such information will be procedures for electing to receive dividends and distributions in cash (or, in the case of shares held in the name of a broker or a nominee who does not participate in the Plan, for electing to participate in the Plan). Stockholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank and Trust Company, as the dividend paying agent.

         If the Board authorizes an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the shares may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of the Fund valued as follows:

    (i) If the shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchase will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been in shares issued by the Fund.

         The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each stockholder's proxy will include those shares purchased pursuant to the Plan. Share certificates will not be issued in the name of individual Plan participants.

         There is no direct charge to participants for reinvesting dividends and capital gains distributions. The fees of the Plan Agent for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions paid in cash.

         The automatic reinvestment of income and capital gains distributions will not relieve participants of any income tax that may be payable on such income and capital gains distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any income or capital gain distributions paid subsequent to written notice of the change sent to the Plan participants at least 90 days before the date of such income or capital gain distribution. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior consent, on at least 90 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to State Street Bank and Trust Company, c/o Alliance World Dollar Government Fund II, Inc., P.O. Box 8200, Boston, Massachusetts 02266.

                          COMMON STOCK

         The Fund is authorized to issue 100,000,000 shares of Common Stock, $.01 par value per share. The Board of Directors has approved a proposed amendment to the Fund's charter providing for an increase in the number of authorized shares of Common Stock to 300,000,000 (the "Charter Amendment") and recommended the Charter Amendment to stockholders for their approval. Stockholders will vote on this proposal at a Special Meeting to be held on November 8, 2001. The Board of Directors has approved a non-transferable rights offering that would permit the Fund's stockholders to subscribe for up to a maximum of 24,328,240 shares of Common Stock and has authorized a Pricing Committee of the Board, in its discretion, to increase the number of shares that may be issued upon the exercise of rights up to a maximum aggregate of 32,437,654 shares, including shares that may be issued in the discretion of the Pricing Committee at the termination of the rights offering to satisfy over-subscription requests. Within these limits, the ultimate size and other terms of the rights offering will be determined by the Pricing Committee shortly before the commencement of the offering on the basis of market conditions at that time. The offer is not contingent upon the approval of the proposed Charter Amendment by stockholders and would not be withdrawn by reason of the failure of the Charter Amendment to receive stockholder approval.

         The Fund's shares have no preemptive, conversion, exchange, appraisal or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares offered hereby when issued will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description and the description under "Certain Anti-Takeover Provisions of the

Charter and Bylaws" are subject to the provisions contained in the Fund's Charter and Bylaws.

         The Fund has no present intention of offering additional shares, except under the dividend reinvestment plan. See "Dividend Reinvestment Plan." Other offerings of the Fund's shares, if made, will require approval of its Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except in connection with an offering to existing stockholders or with the consent of the holders of a majority of the Fund's outstanding voting securities.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BYLAWS

         The Fund presently has provisions in its Charter and Bylaws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. The Board of Directors is divided into three classes. [The term of office of the first class expired on the date of the second annual meeting of stockholders, the term of office of the second class expired on the date of the third annual meeting of stockholders and the term of office of the third class expired on the date of the fourth annual meeting of stockholders. Upon the expiration of the term of office of each class as set forth above, the Directors in such class were elected for a term of three years to succeed the Directors whose terms of office expired.] Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election, and under SEC regulations, procedures are available for including stockholder proposals in management's annual proxy statement). The classification of the Board of Directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of the Directors. A director may be removed from office only by a vote of at least 75% of the outstanding shares of the Fund entitled to vote for the election of Directors. Under Maryland law and the Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Charter (except for amendments to certain provisions of the Charter that require the affirmative vote of 75% of the votes entitled to be cast). The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who are either members of the Board of Directors on the date of the closing of the initial public offering of the shares of the Fund's Common Stock or subsequently become Directors and whose election, or nomination for election by the Fund's stockholders, has been approved by the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of Common Stock of the Fund is required generally to authorize any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Stockholder"), or to amend the provisions of the Charter relating to such transactions:

         (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

         (ii) issuance of any securities of the Fund to any Principal Stockholder for cash except upon (a) reinvestment of dividends pursuant to a dividend reinvestment plan or (b) issuance of any securities pursuant to the exercise of any stock subscription rights distributed by the Fund;

         (iii)sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal
         Stockholder (except assets having an aggregate fair market value of less than $1,000,000); or

         (iv) sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Stockholder
         (except assets having an aggregate fair market value of less than $1,000,000).

         However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in items (i)-(iv) above, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

         The provisions of the Charter Documents described above and the Fund's right to make open market repurchases of or Tender Offers for its Common Stock could have the effect of depriving the stockholders of the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Tender Offers and Repurchases; Conversion to Open-End Status--Conversion to Open-End Status." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating continuity of the Fund's management, objectives and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

    TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         The transfer agent, dividend disbursing agent and registrar for the common stock is State Street Bank and Trust
Company, 225 Franklin Street, Boston, MA 02110-1520.

                            CUSTODIAN

         The Fund's securities and cash are held by The Bank of New York, One Wall Street, New York, NY 10286, as custodian.

                    DISTRIBUTION ARRANGEMENTS

                          [TO BE ADDED]

                             EXPERTS

         The financial statements of the Fund as of March 31, 2001 have been incorporated by reference into the Statement of Additional Information in reliance on the report of Ernst & Young LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP is located at 787 Seventh Avenue, New York, New York 10019.

                         LEGAL OPINIONS

         With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Seward & Kissel LLP, New York, New York. Counsel for the
Fund and the dealer manager may rely, as to certain matters of Maryland law, on Ballard Spahr Andrews & Ingersoll, LLP,
Baltimore, Maryland.

                       FURTHER INFORMATION

         Further information concerning these securities and their issuer may be found in the Registration Statement of which this Prospectus constitutes a part on file with the SEC. The SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains the Prospectus, material incorporated by reference and other information regarding registrants, such as the Fund, that file electronically with the SEC. The Registration Statement may also be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC.

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 and the SEC's regional offices at [Seven World Trade Center], New York, New York 10048. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund also may be inspected at the offices of the NYSE and are available on the SEC's World Wide Web site on the Internet at http://www.sec.gov.

                        TABLE OF CONTENTS
               STATEMENT OF ADDITIONAL INFORMATION

                                                             PAGE
Certain Investment Practices.....................................
Investment Restrictions..........................................
Management.......................................................
Net Asset Value..................................................
Portfolio Transactions...........................................
Dividend Reinvestment Plan.......................................
Taxation.........................................................
Common Stock.....................................................
Financial Statements.............................................

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR THAT THE FUND HAS REFERRED YOU TO. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER, SOLICITATION OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE SUCH DATE.
                        ----------------


                        TABLE OF CONTENTS

                                                             PAGE


         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.


                      19,462,592 SHARES OF


                  COMMON STOCK ($.01 PAR VALUE)
    ISSUABLE UPON EXERCISE OF RIGHTS TO SUBSCRIBE FOR SHARES

                         ---------------
                           PROSPECTUS
                         ---------------

                        [Dealer Manager]

         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

               STATEMENT OF ADDITIONAL INFORMATION

         Alliance World Dollar Government Fund II, Inc., a Maryland corporation (the "Fund"), is a non-diversified, closed-end management investment company with a primary investment objective of seeking high current income and a secondary investment objective of capital appreciation. In seeking to achieve these objectives, the Fund invests primarily in U.S. dollar-denominated sovereign debt obligations of emerging market countries and in high yielding, high risk U.S. corporate fixed income securities.

         This Statement of Additional Information is not a prospectus, but you should read it in conjunction with the
prospectus for the Fund dated November     , 2001 (the
"Prospectus"). This Statement of Additional Information does not include all information that you should consider before purchasing shares, and you should obtain and read the Prospectus prior to purchasing shares. You may obtain a copy of the
Prospectus without charge, by calling [                ], and
from outside the United States, by calling [                 ] or
by contacting the Fund at 1345 Avenue of the Americas, New York, New York 10105. This Statement of Additional Information incorporates by reference the entire Prospectus.

                        TABLE OF CONTENTS

CERTAIN INVESTMENT PRACTICES....................................2
INVESTMENT RESTRICTIONS.........................................4
MANAGEMENT......................................................6
NET ASSET VALUE................................................13
PORTFOLIO TRANSACTIONS.........................................14
TAXATION.......................................................14
COMMON STOCK...................................................23
FINANCIAL STATEMENTS...........................................23

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. You may obtain the registration statement from the Securities and Exchange Commission upon payment of the fee prescribed, or inspect it at the Securities and Exchange Commission's office at no charge.

                         _______________

        This Statement of Additional Information is dated
                        November __, 2001

                  CERTAIN INVESTMENT PRACTICES

STRUCTURED SECURITIES

         Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described below under "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

WARRANTS

         The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. The Fund may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in a manner that it believes will reduce its risk of a loss in connection with the sale. The Fund does not intend to retain in its portfolio any warrant for equity securities acquired, as a unit with a debt instrument if the warrant begins to trade separately from the related debt instrument.

MAINTENANCE OF SEGREGATED ACCOUNT

         The Fund may determine to maintain a segregated account with its custodian consisting of cash or liquid securities in connection with certain transactions that otherwise may result in the issuance of a "senior security" within the meaning of the 1940 Act. See "Investment Objective and Policies?Borrowing" in the Prospectus. These transactions include uncovered options, interest rate swaps (other than those entered into on a net basis), reverse repurchase agreements, dollar rolls, standby commitments to purchase securities, forward commitments to purchase or sell securities and sales of interest rate caps and floors. Maintenance of such a segregated account may have the effect of limiting the Fund's ability to engage in such transaction.

LOANS OF PORTFOLIO SECURITIES

         The Fund may make secured loans of its Portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. See "Repurchase Agreements" below. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance Capital Management L.P. (the "Adviser") (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in securities in which the Fund may invest. The Fund may enter into repurchase agreements with respect to up to 35% of its total assets.

Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell the security to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which periodically will be reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

                     INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined above. The percentage limitations set forth below, as well as those described in the Prospectus and elsewhere in this Statement of Additional Information, apply only at the time an investment is made or other relevant action is taken by the Fund.

         The Fund will not:

         1. Invest 25% or more of its total assets (valued at the time of investment) in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities;

         2. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         3. Borrow money or issue senior securities, except that (a) the Fund may borrow from a bank or other entity in a privately arranged transaction for (i) the repurchase and/or tenders for its shares or to pay dividends for purposes of complying with the Internal Revenue Code of 1986, as amended, (the "Code"), if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (ii) temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund; (b) the Fund may enter into reverse repurchase agreements and dollar rolls; and (c) the Fund may write put and call options;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         5. Invest in companies for the purpose of exercising control;

         6. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it being the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         7. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Fund may invest; (ii) purchase or sell commodities or commodity contracts, including futures contracts (except forward commitment contracts or contracts for the future acquisition or delivery of debt securities); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

         In addition, the Fund has adopted a policy which may be changed by the action of the Fund's Board of Directors without shareholder approval that it will not write put or call options although it has the authority to do so.

                     MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The names of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years.

         The officers manage day to day operations. The officers are directly responsible to the Board of Directors. The directors set broad policies and choose the officers.

                                             Principal Occupations
                                             During the Past Five Years
Name, Address And Age           Office       And Other Affiliations
---------------------           ------       -------------------------

John D. Carifa* (56)            Chairman     President, Chief Operating
1345 Avenue of the Americas                  Officer and a Director of
New York, NY  10105                          Alliance Capital Management
                                             Corporation ("ACMC"), the general
                                             partner of the Advisor with which
                                             he has been associated  since
                                             prior to 1996.

Ruth Block**+ (70)              Director     Formerly an Executive Vice
Box 4623                                     President and the Chief
Stamford, CT  06903                          Chief Insurance Officer of The
                                             Equitable Life Assurance Society
                                             of the United States
                                             ("Equitable"); Chairman and Chief
                                             Executive Officer of Evlico; a
                                             Director of Avon, Tandem
                                             Financial Group and Donaldson,
                                             Lufkin & Jenrette Securities
                                             Corporation.  She is a Director
                                             of Ecolab Incorporated (specialty
                                             chemicals) and BP Amoco
                                             Corporation (oil and gas).

David H. Dievler (71)           Director     Independent Consultant.
P.O. Box 167                                 Until December 1994 he was
Spring Lake, NJ  07762                       Senior Vice President of ACMC
                                             responsible for mutual fund
                                             administration.  Prior to joining
                                             ACMC in 1984 he was Chief
                                             Financial Officer of Eberstadt
                                             Asset Management since 1968.
                                             Prior to that he was a Senior
                                             Manager at Price Waterhouse &
                                             Co., member of  the American

                                             Institute of Certified Public
                                             Accountants since 1953.

John H. Dobkin**+ (59)          Director     Consultant.  Formerly he
150 White Plains Road                        was a Senior Adviser (June
Tarrytown, NY  10591                         1999-June 2000) and President
                                             (December 1989-May 1999) of
                                             Historic Hudson Valley (historic
                                             preservation) since prior to
                                             1996.  Previously he was Director
                                             of the National Academy of
                                             Design.

William H. Foulk, Jr.**+(68)    Director     Investment Adviser and
Suite 100                                    Independent Consultant.
2 Greenwich Plaza                            He was formerly Senior
Greenwich, CT 06830                          Manager of Barrett Associates,
                                             Inc., a registered investment
                                             adviser, with which he had been
                                             associated since prior to 1996.
                                             He is a former Deputy Comptroller
                                             of the State of New York and,
                                             prior thereto, Chief Investment
                                             Officer of the New York Bank for
                                             Savings.

Dr. James M. Hester**+ (77)     Director     President of the Harry
25 Cleveland Lane                            Frank Guggenheim
Princeton, NJ 08540                          Foundation, with which he
                                             has been associated since prior
                                             to 1996.  He was   formerly
                                             President of New York University
                                             and The New York Botanical
                                             Garden, Rector of the United
                                             Nations University and Vice
                                             Chairman of the Board of the
                                             Federal Reserve Bank of New York.

Clifford L. Michel**+ (62)      Director     Member of the law firm of
St. Bernard's Road                           Cahill Gordon & Reindel,
Gladstone, NJ  07934                         with which he has been associated
                                             since prior to 1996.  He is
                                             President, Chief Executive
                                             Officer and Director of Wenonah
                                             Development Company (investments)
                                             and a Director of Placer Dome,
                                             Inc. (mining).

Donald J. Robinson**+ (67)      Director     Senior Counsel of the law
98 Hell's Peak Road                          firm of Orrick, Herrington
Weston, VT  05161                            & Sutcliffe LLP since prior to
                                             1996.  He was formerly a senior
                                             partner and a member of the
                                             Executive Committee of that firm.
                                             He was also a member of the
                                             Municipal Securities Rulemaking
                                             Board and a Trustee of the Museum
                                             of the City of New York.

Wayne D. Lyski (59)             President    Executive Vice President
1345 Avenue of the Americas                  of ACMC, with which he has
New York, NY  10105                          been associated since prior to
                                             1996.

Kathleen A. Corbet (41)         Senior Vice  Executive Vice President of
1345 Avenue of the Americas     President    ACMC, with which she has
New York, NY  10105                          been associated since prior to
                                             1996.

Paul J. DeNoon (39)             Vice         Senior Vice President of
1345 Avenue of the Americas     President    ACMC, with which he has
New York, NY  10105                          been associated since prior to
                                             1996.

Gregory Dube                    Senior       Vice President of ACMC,
1345 Avenue of the Americas     Vice         with which he has been
New York, NY  10105             President    associated since prior to   .

Edmund P. Bergan, Jr. (51)      Secretary    Senior Vice President and
1345 Avenue of the Americas                  General Counsel of Alliance
New York, NY  10105                          Fund Distributors, Inc. and
                                             Alliance Global Investor Service,
                                             Inc. ("AGIS") with which he has
                                             been associated since prior to
                                             1996.

Mark D. Gersten (50)            Treasurer    Senior Vice President of
500 Plaza Drive                 and Chief    AGIS with which he has
Secaucus, NJ 07094              Financial    been associated since prior
                                Officer      to 1996.

Vincent S. Noto (36)            Controller   Vice President of AGIS,
500 Plaza Drive                              with which he has been
Secaucus, NJ  07094                          associated since prior to 1996.


* "Interested Person," as defined in the 1940 Act, of each Fund because of an affiliation with the Fund's Adviser.
**  Member of the Audit Committee.

+   Member of the Nominating Committee.

         The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class expires. See "Description of Common Stock--Certain Anti-Takeover Provisions of the Charter and Bylaws" in the Prospectus.

         The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined in the 1940 Act. The aggregate compensation paid by the Fund to each of its Directors during its fiscal year ended March 31, 2001, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director of trustee, as set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                                Total Number
                                                Total Number of of Investment
                                  Total         Investment      Portfolios
                                  Compensation  Companies in    within
                                  from the      the Alliance    Alliance
                     Aggregate    Alliance Fund Fund Complex,   Complex,
                     Compensation Complex,      including the   including the
                     from the     including     Fund, as to     Fund, as to
                     Fund during  the Fund,     which the       which the
                     its Fiscal   during        Director is a   Director is
                     Year Ended   Calendar Year Director or     a Director
Name of Director     in 2001      2000          a Trustee       or a Trustee
_________________    ____________ _____________ _____________   _____________

John D. Carifa........  $ -0-        $ -0-           35              103
Ruth Block............  $3,529       $155,737        34               80
David H. Dievler......  $3,637       $223,025        40               86
John H. Dobkin........  $3,638       $187,175        37               83
William H. Foulk, Jr..  $3,635       $220,737        41               99
Dr. James M. Hester...  $5,012       $171,137        35               81
Clifford L. Michel....  $3,638       $171,137        35               83
Donald J. Robinson....  $3,636       $160,776        37               93

         As of September 30, 2001, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of Common Stock of the Fund.

INVESTMENT ADVISER

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser or any of its affiliates may have certain other clients whose investment objectives and policies are similar to those of the Fund. The Adviser and any of its affiliates may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser and its affiliates to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser and its affiliates to the accounts involved, including the Fund. When two or more clients of the Adviser and its affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

ADVISORY AGREEMENT

         The Advisory Agreement between the Fund and the Adviser provides that the Adviser will furnish investment advice and recommendations to the Fund and will provide office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Directors to act as officers of the Fund. Such officers, as well as certain Directors of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates. Under the Advisory Agreement, the Fund will pay monthly to the Adviser a fee at an annualized rate of 1.00% of the Fund's average weekly net assets. For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period (ending on Friday) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of the Fund on the Fund business day immediately preceding such Friday. The fee is in excess of the management fees paid by most U.S. registered investment companies investing exclusively in securities of U.S.

issuers, although the Adviser believes the fee is generally comparable to the management fees paid by other closed-end companies that invest in the securities of foreign issuers, and the Adviser believes the fee is justified by the special care that must be given to the selection and supervision of the particular types of securities in which the Fund invests. For the Fund's fiscal years ended March 31, 2001, 2000 and 1999, the Fund paid advisory fees to the Adviser that amounted to $8,181,238, $7,259,138 and $7,553,421, respectively.

         In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund pays certain other costs, including (i) brokerage and commission expenses; (ii) federal, state, local (if any) and foreign taxes, including issue and transfer taxes, incurred by or levied on the Fund; (iii) interest charges on borrowings; (iv) the organizational and offering expenses of the Fund; (v) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws; (vi) fees and expenses of listing and maintaining the listing of the Fund's shares on any securities exchange; (vii) expenses of printing and distributing reports to shareholders; (viii) costs of proxy solicitation; (ix) charges and expenses of the Fund's administrator, custodians and registrar, transfer and dividend paying agent; (x) compensation of the Fund's Directors, officers and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates other than the Fund; (xi) legal and auditing expenses;
(xii) the cost of stock certificates representing shares of the Fund's Common Stock; and (xiii) costs of stationery and supplies.

         Certain other clients of the Adviser and any of its affiliates may have investment objectives and policies similar to those of the Fund. The Adviser and any of its affiliates may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser and any of its affiliates to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more clients of the Adviser and any of its affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

ADMINISTRATOR

         The Fund's administrator is Alliance Capital Management L.P. (in such capacity, the "Administrator"). The Administrator provides certain administrative, clerical and accounting services to the Fund, including the provision of office facilities and personnel to assist the officers of the Fund in the performance of the following services: overseeing the determination and publication of the Fund's net asset value, as described under "Net Asset Value"; overseeing maintenance of the books and records of the Fund required by Rule 31a-1(b)(4) under the 1940 Act; preparation of the Fund's federal, state and local tax returns; preparation of financial information for the Fund's proxy statements and quarterly and annual reports to shareholders and otherwise; preparation of the Fund's periodic financial reports to the Securities and Exchange Commission; and responding to shareholder inquiries relating to the Fund. As compensation for its services, the Fund will pay the Administrator a monthly fee at an annualized rate of .15 % of the Fund's average weekly net assets. For the fiscal years ended in 2001, 2000 and 1999, the Fund paid $1,227,213, $1,088,871 and $1,133,013, respectively.

SHAREHOLDER SERVICE AGENT

         The Fund has entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 2001, the Fund reimbursed AGIS $7,229 relating to shareholder servicing costs.

CODE OF ETHICS

         The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                         NET ASSET VALUE

         The Fund calculates and makes available for weekly publication the net asset value of its shares of Common Stock. The net asset value per share of the Fund's Common Stock will be determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing the net amount so determined by the total number of the Fund's shares of Common Stock then outstanding.

         For purposes of this computation, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options are valued at market value or fair value if no market exists. Futures contracts are valued in a like manner, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Administrator to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

                     PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters and major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best execution for its transactions. Where best execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. These services are used by the Adviser for all of its investment advisory accounts and, accordingly, not all of the services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

                            TAXATION

GENERAL

         The Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and
(ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a

"regulated investment company." No such regulations have yet been issued.

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to stockholders. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

         The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Fund and of sales or redemptions of Fund shares, and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being stockholders of the Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. The Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its stockholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year (or December 31 if elected by the Fund), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these stockholders for the year declared, and not for the subsequent calendar year in which the stockholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to stockholders as ordinary income. Since the Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction or corporations.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares at the date of distribution. Any dividend or distribution received by a stockholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of the Fund.
         After the end of the taxable year, the Fund will notify stockholders of the federal income tax state any distributions made by the Fund to stockholders during such year.

SALES AND REDEMPTIONS

         Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the stockholder as a long-term capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a stockholder on a sale, redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

         The Fund generally will be required to withhold tax on reportable payments (which may include dividends and distributions of net capital gains) payable to a noncorporate stockholder unless the stockholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding. Any such backup withholding tax would be imposed at the rate equal to the fourth lowest rate of federal income tax imposed on unmarried individuals other than surviving spouses and heads of households.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to stockholders, rather than as an ordinary dividend, reducing each stockholder's basis in his Fund shares. To the extent that such distributions exceed such stockholder's basis, each will be treated as a gain from the sale of shares.

OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN CURRENCY CONTRACTS

         Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. Treasury regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to over-the-counter put and call options or options traded on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to stockholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

TAX STRADDLES

         Any option, futures contract, forward foreign currency contract, other forward contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

ZERO COUPON TREASURY SECURITIES

         Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its stockholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

GOVERNMENT GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

         Mortgage pass-through securities such as GNMA Certificates, FNMA Certificates, and FHLMC Certificates generally are taxable as trusts for Federal income tax purposes, with the certificate holders treated as the owners of the trust involved. As a result, payments of interest, principal and prepayments made on the underlying mortgage pool are taxed directly to certificate holders such as the Fund. Payments of interest, principal and prepayments made on the underlying mortgage pool will therefore generally maintain their character when received by the Fund.

FOREIGN TAXES

         Investment income received by the Fund from Foreign Government Securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. To the extent that investment income of the Fund is subject to foreign income taxes, the Fund will be entitled to claim a deduction or credit for the amount of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's stockholders. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deduction for federal income tax purposes. In addition, certain individual shareholders may be subject to rules which limit or reduce their availability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

         Generally, a credit for foreign taxes may not exceed the shareholder's United States federal income tax attributable to the shareholder's total foreign source taxable income.
Generally, the source of the Fund's income flows through to its shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income," including dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a shareholder may be subject. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If a shareholder could not credit his full share of the foreign tax paid, double taxation of such income could be mitigated only by deducting the foreign tax paid, which may be subject to limitation as described above.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

OTHER TAXATION

         The foregoing is a brief summary of the federal tax laws applicable to investors in the Fund. Investors may also be subject to state and local taxes, although distributions of the Fund that are derived from interest on certain obligations of the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states. The Fund has qualified to do business in the Commonwealth of Pennsylvania and, accordingly, expects to be subject to the Pennsylvania foreign franchise and corporate net income tax in respect of its business activities in Pennsylvania. Accordingly, it is expected that shares of the Fund will be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

                          COMMON STOCK

         The Fund is authorized to issue 100,000,000 shares of Common Stock. On October 4, 2001, the Board of Directors approved a proposed amendment to the Fund's charter providing for an increase in the number of authorized shares of Common Stock to 300,000,000 (the "Charter Amendment") and recommended the Charter Amendment to stockholders for their approval. Stockholders will vote on this proposal at a Special Meeting to be held on November 8, 2001. The Offer is not contingent upon the approval of the proposed Charter Amendment by stockholders and would not be withdrawn by reason of the failure of the Charter Amendment to receive stockholder approval.

         The Fund has no present intention of offering additional shares other than pursuant to the offer. Other offerings of shares, if made, will require approval of the Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that shares not be sold at a price below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of the holders of a majority of the outstanding voting securities, as such term is defined under the 1940 Act.

BENEFICIAL OWNERSHIP

         The Fund does not know of any persons who may be deemed beneficial owners of 5% or more of the shares because they possessed or shared voting or investment power with respect to them.

                      FINANCIAL STATEMENTS

         The annual report for the fiscal year ended March 31, 2001, which either accompanies this statement of additional information or has previously been provided to you, is incorporated herein by reference with respect to all information other than the information set forth in the letter to shareholders included therein. The Fund will furnish, without charge, a copy of these reports upon request to [__________________________________________] .

                             PART C

                        OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

1.   Financial Statements

Included in Part A:
     Financial Highlights for the fiscal years ended March 31, 2001, March 31, 2000, March 31, 1999, March 31, 1998, and March
31, 1997.

Included in Part B:
     Incorporated by reference to Registrant's March 31, 2001
Annual Report:
     1. Portfolio of Investments for the year ended March 31, 2001.
     2.  Statement of Assets and Liabilities, March 31, 2001.
     3.  Statement of Operations for the fiscal year ended March
         31, 2001.
     4. Statement of Changes in Net Assets for the fiscal year ended March 31, 2001.
     5.  Notes to Financial Statements, March 31, 2001.
     6.  Financial Highlights.
     7.  Report of Ernst & Young LLP, Independent Auditors dated
         April 30, 2001.

2.   Exhibits

(a)(1) Articles of Incorporation of the Company filed with the Maryland State Department of Assessments and Taxation on
         May 20, 1993

(a)(2) Articles of Amendment to the Articles of Incorporation of the Company filed with the Maryland State Department of Assessments and Taxation on June 11, 1993

(b)      By-Laws

(c)      Not Applicable

(d)(1) Form of Subscription Certificate (To be filed by subsequent amendment.)
(d)(2) Form of Notice of Guaranteed Delivery (To be filed by subsequent amendment.)

(e)      Dividend Reinvestment Plan

(f)      Not Applicable

(g) Advisory Agreement between the Company and the Adviser dated July 27, 1993

(h)(1) Dealer Manager Agreement (To be filed by subsequent amendment.)
(h)(2) Master Dealer Manager/Dealer Agreement (To be filed by subsequent amendment.)

(i)      Not Applicable

(j)      Custody Agreement between the Company and The Bank of
         New York (To be filed by subsequent amendment.)

(k)(1) Administration Agreement between the Company and the Adviser dated July 27, 1993
(k)(2) Registrar, Transfer Agency and Service Agreement between the Company and State Street Bank and Trust Company dated August 3, 1993 (To be filed by subsequent amendment.)

(l)(1) Opinion and Consent of Seward & Kissel LLP (To be filed by subsequent amendment.)
(l)(2)   Opinion and Counsel of Ballard Spahr Andrews &
         Ingersoll, LLP, special Maryland counsel for the Company
         (To be filed by subsequent amendment.)

(m)      Not Applicable

(n)      Consent of Ernst & Young, Independent Auditors

(o)      Not Applicable

(p)      Investment Representation Letter from Alliance Capital
         Management L.P (the "Adviser") dated July 20, 1993

(q)      Not Applicable

(r)(1)   Code of Ethics for the Fund (1)
(r)(2)   Code of Ethics for Alliance Capital Management L.P. (2)

(s)      Other Exhibits: Powers of Attorney.

1. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party, which is the Registrant.

2. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects.

Item 25.  Marketing Arrangements

    See Dealer Management Agreement to be filed as Exhibit
    (h)(1).

Item 26.  Other Expenses of Issuance and Distribution
(To be filed by subsequent amendment.)

Registration fees                                       $[__]
National Association of Securities Dealers, Inc. fees   $[__]
Printing                                                $[__]
Fees and expenses of qualifications under state
securities laws (including fees of counsel)             $[__]
Securities laws (including fees of counsel)             $[__]
Legal fees and expenses                                 $[__]
Dealer Manager expenses                                 $[__]
Auditing fees and expenses                              $[__]
New York Stock Exchange                                 $[__]
Subscription Agent fees and expenses                    $[__]
Information Agent fees and expenses                     $[__]
Miscellaneous                                           $[__]

Item 27.  Persons Controlled by or Under Common Control

     Not applicable

Item 28.  Number of Holders of Securities (as of October 3, 2001)

             Title of Class        Number of Record Holders

       Common Stock ($0.01 par
       value per share)                      3,323

Item 29.  Indemnification

       It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the Corporations and Associations Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation to be filed as Exhibit
(a)(1), Article 9 of the Registrant's Bylaws to be filed as Exhibit (b) and, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article 9, Sections 1 through Section 5 of Registrant's Bylaws, as set forth below. The Adviser's liability for any loss suffered by the

Registrant or its stockholders is set forth in Section 4 of the Advisory Agreement to be filed as Exhibit (g) to this Registration Statement, as set forth below. The Administrator's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement to be filed as Exhibit (k)(1) to this Registration Statement, as set forth below.

Section 2-418 of the Maryland Corporations and Associations Law reads as follows:

       Section 2-418.  Indemnification of directors, officers,
employees, and agents.

         (a) Definitions. -- In this section the following words have the meanings indicated.
              (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

              (3)  "Expenses" include attorney's fees.

              (4)  "Official capacity" means the following:

                   (i)    When used with respect to a director,
                   the office of director in the corporation; and

                   (ii)   When used with respect to a person
                   other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii)  "Official capacity" does not include
                   service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

              (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

         (b) Permitted indemnification of director. -- (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                   (i)  The act or omission of the director was
                   material to the matter giving rise to the proceeding; and

                          1.     Was committed in bad faith; or

                          2.     Was the result of active and
                                 deliberate dishonesty; or

                   (ii)  The director actually received an
                   improper personal benefit in money, property, or services; or

                   (iii)  In the case of any criminal proceeding,
                   the director had reasonable cause to believe that the act or omission was unlawful.

         (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (ii)  The termination of any proceeding by
              conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

         (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

              (i)  For a proceeding brought to enforce
              indemnification under this section; or

              (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

         (c) No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

         (d)  Unless limited by the charter:

              (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

              (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                   (i)  If it determines a director is entitled
                   to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                   (ii)  If it determines that the director is
                   fairly and reasonably entitled to
                   indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

              (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

         (e)  Determination that indemnification is proper. --
         (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)  Such determination shall be made:

                   (i)  By the board of directors by a majority
                   vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                   (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                   (iii)  By the stockholders.

              (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

              (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

         (f) Payment of expenses in advance of final disposition of action. --
              (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

                   (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                   (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

         (g) Validity of indemnification provision. -- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

         (h) Reimbursement of director's expenses incurred while appearing as witness. -- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

         (i) Director's service to employee benefit plan. -- For purposes of this section:

              (1)  The corporation shall be deemed to have
              requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

         (j) Officer, employee or agent. -- Unless limited by the charter:

              (1)  An officer of the corporation shall be
              indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

              (2)  A corporation may indemnify and advance
              expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

         (k) Insurance or similar protection. --
              (1)  A corporation may purchase and maintain
              insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

         (l) Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Article EIGHTH of the Registrant's Articles of Incorporation
reads as follows:
    EIGHTH:   (1) To the Fullest extent that limitations on the
    liability of directors and officers are permitted by the Maryland Corporations and Associations Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

    (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland Corporations and Associations Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland Corporations and Associations Law.

    (3) No provision of this Article EIGHTH shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct to his office.

    (4) References to the Maryland Corporations and Associations Law in this Article EIGHTH are to that law as from time to time amended. No amendment to these Articles of incorporation of the Corporation shall affect any right of any person under this Article EIGHTH based on any event, omission or proceeding prior to the amendment.

Section 4 of the Advisory Agreement reads as follows:
    4. [Alliance World Dollar Government Fund II, Inc. (the "Fund")] shall expect of [Alliance Capital Management L.P. (the "Adviser")], and [the Adviser] will give the [Fund] the benefit of, [its] best judgment and efforts in rendering these services to [the Fund], and [the Fund] agree[s] as an inducement to [the Adviser] undertaking these services that [it] shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, [the Adviser] against any liability to [the Fund] or to [its] security holders to which [the Adviser] would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of [the Adviser's] duties hereunder, or by reason of [the Adviser's] reckless disregard of [the Adviser's] obligations and duties hereunder.

Section 6 of the Administration Agreement reads as follows:

    6. Limitation of Liability of the Administrator. The Fund shall expect of the Administrator, and the Administrator will give the Fund the benefit of, the Administrator's best judgment and efforts in rendering these services to the Fund, and the Fund agrees as an inducement to the Administrator's undertaking these services that the Administrator shall not be liable under this Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Administrator against any liability to the Fund or to the Fund's security holders to which the Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Administrator's reckless disregard of the Administrator's obligations and duties under this Agreement.

Article VIII, Section 7 of Registrant's Bylaws reads as follows:

    Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article IX, Section 1 through Section 5 of the Registrant's
Bylaws reads as follows:

    Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification in advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

Certain provisions of the Dealer Management Agreement to be provided by pre-effective amendment

Item 30.  Business and Other Connections of Alliance

    The description of Alliance Capital Management L.P. under the caption "Management of the Fund - Investment Adviser" in the Prospectus is incorporated by reference herein.

    The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance, set forth in Alliance Capital Management L.P.'s current Form ADV, filed with the Securities and Exchange Commission electronically (IARD/CRD #108477), is incorporated by reference herein.

Item 31.  Location of Accounts and Records

    The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of The Bank of New York, the Registrant's Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar, 101 Barclay Street, Boston, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

Item 32.  Management Services

Not Applicable

Item 33.  Undertakings

1. Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if, subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement

2.  Not Applicable

3.  Not Applicable

4.  Not Applicable

5.  Not Applicable

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, District of Columbia, on the 5th day of October, 2001.

                   Alliance World Dollar Government Fund II, Inc.

                   By   /s/  John D. Carifa
                        -----------------------------
                        John D. Carifa
                        Chairman

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                    Title              Date
---------                    -----              ----

(1)  Principal Executive
Officer:

/s/  John D. Carifa
-------------------------
     John D. Carifa          Chairman           October 5, 2001

(2)  Principal Financial and
     Accounting Officer:

/s/  Mark D. Gersten
-------------------------    Treasurer and Chief
     Mark.D. Gersten         Financial Officer  October 5, 2001

(3)  All of the Directors:
     John D. Carifa*
     Ruth Block*
     David H Dievler*
     John H. Dobkin*
     William H. Foulk, Jr.*
     Dr. James M. Hester*
     Clifford L. Michel*
     Donald J. Robinson*

*By: /s/  Edmund P. Bergan, Jr.
     --------------------------
     Edmund P. Bergan, Jr.
     Attorney-in-fact                           October 5, 2001

                          EXHIBIT INDEX

Exhibit                    Description of Exhibit

     (a)(1)                 Articles of Incorporation
     (a)(2)                 Articles of Amendment to the Articles
                            of Incorporation
     (b)                    Bylaws
     (e)                    Dividend Reinvestment Plan
     (g)                    Advisory Agreement
     (k)(1)                 Administration Agreement
     (n)                    Consent of Ernst & Young
     (p)                    Investment Representation Letter
     (s)                    Powers of Attorney







































                               16
00250261.AA3